UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SOLIGENIX, INC.
(Name of Registrant as Specified In Its Charter)

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SOLIGENIX, INC.
29 Emmons Drive, Suite C-10
Princeton, New Jersey 08540

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 21, 2012

To the Stockholders:

The Annual Meeting of Stockholders of Soligenix, Inc., will be held at _______________, on Thursday, June 21, 2012, at _________, Eastern Daylight Time, for the following purposes, each as more fully described herein:

1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

2. To consider and approve the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our common stock from 20,000,000 to 50,000,000;

3. To approve an amendment to our 2005 Equity Incentive Plan to increase the maximum number of shares of common stock available for issuance under the plan by 1,250,000 shares, bringing the total shares reserved for issuance under the plan to 3,000,000 shares;

4. To ratify the appointment of EisnerAmper LLP as our independent auditors for the year ending December 31, 2012; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 20, 2012 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting, during regular business hours, at our corporate headquarters at the address set forth above.

Information concerning the matters to be acted upon at the Annual Meeting is included in the proxy statement. Whether or not you expect to attend the Annual Meeting, your vote is important. Please vote as soon as possible via either the internet, telephone or mail.

By Order of the Board of Directors

/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer

Princeton, New Jersey
May 9, 2012

SOLIGENIX, INC.
29 Emmons Drive, Suite C-10
Princeton, New Jersey 08540
Phone: (609) 538-8200

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement to stockholders of record as of the close of business on April 20, 2012 in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held on June 21, 2012. This proxy statement and the form of proxy are being made available to the stockholders on or about May 9, 2012. Our Annual Report on Form 10-K for the year ended December 31, 2011 (which does not form a part of the proxy solicitation materials) is being made available concurrently herewith to stockholders.

Voting Securities; Proxies; Required Vote

Voting Securities

At the Annual Meeting, each holder of record of common stock of the Company, par value $0.001 per share (“Common Stock”), at the close of business on April 20, 2012 will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting.  On April 20, 2012, ____________________ shares of Common Stock were outstanding.

Proxies

You cannot vote your shares at the meeting unless you are present in person or represented by proxy. All properly executed and unrevoked proxies that are received in time for the meeting will be voted at the meeting or any adjournment or postponement thereof in accordance with instructions thereon, or if no instructions are given, will be voted as follows:

1. “FOR” the election of all of the named nominees as directors;

2. “FOR” the approval of the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our Common Stock from 20,000,000 shares to 50,000,000 shares;

3. “FOR” the approval of the amendment to our 2005 Equity Incentive Plan (the “2005 Plan”) to increase the maximum number of shares of our Common Stock available for issuance under the plan by 1,250,000 shares, bringing the total shares reserved for issuance under the plan to 3,000,000 shares;

4. “FOR” the ratification of EisnerAmper LLP as our independent auditors; and

5. in accordance with the judgment of the persons appointed as proxies with respect to other matters which properly come before the Annual Meeting.

You may revoke a proxy by written notice to us at any time prior to exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, you may withdraw your proxy by doing so in person.

Voting Your Proxy

Whether or not you plan to attend the Annual Meeting, you may vote your shares via Internet, telephone or mail as more fully described below:

•	By Internet: Go to www.proxyvote.com and follow the instructions (have your proxy card available).

•	By Telephone: Call 1-800-690-6903 and follow the voice prompts (have your proxy card available).

•	By Mail: If you have received a proxy card, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.

Required Vote

1. The affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting in person or by proxy is required for the election of directors.

2. The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required to approve the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our Common Stock from 20,000,000 shares to 50,000,000 shares.

3. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve the amendment to our 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 1,250,000 shares, bringing the total shares reserved for issuance under the plan to 3,000,000 shares.

4. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the ratification of the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending December 31, 2012.

Stockholders are not allowed to cumulate their votes in the election of directors. In voting on the election of directors, abstentions and broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner) will be disregarded and not treated as votes cast and, therefore, will not affect the outcome of the election. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our Common Stock from 20,000,000 shares to 50,000,000 shares.  Abstentions will have the same effect as votes against the proposal (1) to approve the amendment to our 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan; and (2) to ratify the appointment of EisnerAmper LLP, but broker non-votes will not be counted as votes against such proposals or as shares present or represented at the meeting.

Quorum

The required quorum for the transaction of business at the Annual Meeting will be a majority of the voting power of shares of Common Stock issued and outstanding on the record date. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the meeting.

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PROPOSAL 1
ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee, the Board of Directors has nominated Christopher J. Schaber, Ph.D., Keith L. Brownlie, C.P.A., Gregg A. Lapointe, C.P.A., Robert J. Rubin, M.D., and Jerome Zeldis, M.D., Ph.D. for election to the Board of Directors.

Unless otherwise directed, the persons appointed in the form of proxy intend to vote at the Annual Meeting “FOR” the election of Dr. Schaber, Mr. Brownlie, Mr. Lapointe, Dr. Rubin, and Dr. Zeldis as directors to serve until our next Annual Meeting of Stockholders or until their successors have been duly elected and qualified.  If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of such substitute nominee as the Board of Directors recommends or to allow the vacancy to remain open until filled by the Board of Directors, as determined by the Board of Directors. The Board of Directors does not currently anticipate that any nominee will be unable to be a candidate for election. Each director elected to the Board of Directors will serve until the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified, unless he or she dies, resigns or is removed from office prior to that time.

The following table contains information regarding the nominees for election to the Board of Directors.
Name	Age	Position
Christopher J. Schaber, Ph.D.	45	Chairman of the Board, Chief Executive Officer and President
Keith L. Brownlie, C.P.A.	59	Director
Gregg A. Lapointe, C.P.A.	53	Director
Robert J. Rubin, M.D.	66	Director
Jerome Zeldis, M.D., Ph.D.	61	Director

Christopher J. Schaber, Ph.D. has over 23 years of experience in the pharmaceutical and biotechnology industry. Dr. Schaber has been our President and Chief Executive Officer and a director since August 2006. He was appointed Chairman of the Board on October 8, 2009. He also serves on the board of directors of the Biotechnology Council of New Jersey (“BioNJ”) since January 2009, and is a member of the corporate councils of both the National Organization for Rare Diseases (“NORD”) and the American Society for Blood and Marrow Transplantation since October 2009 and July 2009, respectively. Prior to joining Soligenix, Dr. Schaber served from 1998 to 2006 as Executive Vice President and Chief Operating Officer of Discovery Laboratories, Inc., where he was responsible for overall pipeline development and key areas of commercial operations, including regulatory affairs, quality control and assurance, manufacturing and distribution, pre-clinical and clinical research, and medical affairs, as well as coordination of commercial launch preparation activities. During his tenure at Discovery Laboratories, Inc., Dr. Schaber played a significant role in raising over $150 million through both public offerings and private placements. From 1996 to 1998, Dr. Schaber was a co-founder of Acute Therapeutics, Inc., and served as its Vice President of Regulatory Compliance and Drug Development. From 1994 to 1996, Dr. Schaber was employed by Ohmeda PPD, Inc., as Worldwide Director of Regulatory Affairs and Operations. From 1989 to 1994, Dr. Schaber held a variety of regulatory, development and operations positions with The Liposome Company, Inc., and Elkins-Sinn Inc., a division of Wyeth-Ayerst Laboratories. Dr. Schaber received his B.A. degree from Western Maryland College, his M.S. degree in Pharmaceutics from Temple University School of Pharmacy and his Ph.D. degree in Pharmaceutical Sciences from the Union Graduate School.

Dr. Schaber was selected to serve as a member of our Board of Directors because of his extensive experience in drug development and pharmaceutical operations, including his experience as an executive senior officer with our Company and Discovery Laboratories, Inc., and as a member of the board of directors of BioNJ; because of his proven ability to raise funds and provide access to capital; and because of his advanced degrees in science and business.

Keith L. Brownlie, C.P.A. has been a director since June 2011. Mr. Brownlie currently serves as a member of the Board of Directors of Epicept Corporation, a publicly traded, specialty pharmaceutical company focused on the clinical development and commercialization of pharmaceutical products for the treatment of cancer and pain, a position he has held since April 2011. From 1974 to 2010, Mr. Brownlie worked with the accounting firm of Ernst & Young LLP where he served as audit partner for numerous public companies and was the Life Sciences Industry Leader for the New York metro area where he was involved with over 100 public and private financings and M&A transactions. Mr. Brownlie received a B.S. in Accounting from Lehigh University and is a Certified Public Accountant in the state of New Jersey. Mr. Brownlie co-founded the New Jersey Entrepreneur of the Year Program and was Vice President and Trustee of the New Jersey Society of CPAs. In addition, he served as accounting advisor to the board of the Biotechnology Council of New Jersey.

Mr. Brownlie was selected to serve as a member of our Board of Directors because of his vast experience as an audit partner for numerous public companies an as a director of a publicly traded specialty pharmaceutical company.

Gregg Lapointe, C.P.A. has been a director since March 2009. Mr. Lapointe has served on the Board of Directors of the Pharmaceuticals Research and Manufacturers of America and SciClone Pharmaceuticals, Inc., and has been a member of the Corporate Council of NORD for several years. He has served in varying roles for Sigma-Tau Pharmaceuticals, Inc. (“Sigma-Tau”), a private biopharmaceutical company, since September 2001, including Chief Operating Officer from November 2003 to April 2008 and Chief Executive Officer from April 2008 to March 2012. From May 1996 to August 2001, he served as Vice President of Operations and Vice President, Controller of AstenJohnson, Inc. (formerly JWI Inc.). Prior to that, Mr. Lapointe spent several years in the Canadian medical products industry in both distribution and manufacturing. Mr. Lapointe began his career at Price Waterhouse. Mr. Lapointe received his B.A. degree in Commerce from Concordia University in Montreal, Canada, a graduate diploma in Accountancy from McGill University and his M.B.A. degree from Duke University. He is a C.P.A. in the state of Illinois and a Chartered Accountant in Ontario, Canada.

Mr. Lapointe was selected to serve as a member of our Board of Directors because of his significant experience in the areas of global strategic planning and implementation, business development, corporate finance, and acquisitions, and his experience as an executive officer and board member in the pharmaceutical medical products industries.

Robert J. Rubin, M.D. has been a director since October 2009. Dr. Rubin has also been a clinical professor of medicine at Georgetown University since 1995. From 1987 to 2001, he was president of the Lewin Group (purchased by Quintiles Transnational Corp. in 1996), an international health policy and management consulting firm. From 1994 to 1996, Dr. Rubin served as Medical Director of ValueRx, a pharmaceutical benefits company. From 1992 to 1996, Dr. Rubin served as President of Lewin-VHI, a health care consulting company. From 1987 to 1992, he served as President of Lewin-ICF, a health care consulting company. From 1984 to 1987, Dr. Rubin served as a principal of ICF, Inc., a health care consulting company. From 1981 to 1984, Dr. Rubin served as the Assistant Secretary for Planning and Evaluation at the Department of Health and Human Services and as an Assistant Surgeon General in the United States Public Health Service. Dr. Rubin has served on the board of CardioNet, Inc. since 2007. He is a board certified nephrologist and internist. Dr. Rubin received an undergraduate degree in Political Science from Williams College and his medical degree from Cornell University Medical College.

Dr. Rubin was selected to serve as a member of our Board of Directors because of his vast experience in the health care industry, including his experience as a nephrologist, internist, clinical professor of medicine and Assistant Surgeon General, and his business experience in the pharmaceutical industry.

Jerome Zeldis, M.D., Ph.D. has been a director since June 2011. Dr. Zeldis is currently Chief Executive Officer of Celgene Global Health and Chief Medical Officer of Celgene Corporation, a publicly traded, fully integrated biopharmaceutical company, where he has been employed since 1997. From September 1994 to February 1997, Dr. Zeldis worked at Sandoz Research Institute and the Janssen Research Institute in both clinical research and medical development. He has been a board member of several biotechnology companies and is currently on the boards of the NJ Chapter of the Arthritis Foundation, and the Castleman’s Disease Organization. Additionally, he has served as Assistant Professor of Medicine at the Harvard Medical School (July 1987 to September 1988), Associate Professor of Medicine at University of California, Davis (September 1988 to September 1994), Clinical Associate Professor of Medicine at Cornell Medical School (January 1995 to December 2003) and Professor of Clinical Medicine at the Robert Wood Johnson Medical School (July 1998 to June 2010). Dr. Zeldis received a B.A. and an M.S. from Brown University, and an M. Phil., an M.D., and a Ph.D. in Molecular Biophysics and Biochemistry from Yale University. Dr. Zeldis trained in Internal Medicine at the UCLA Center for the Health Sciences and in Gastroenterology at the Massachusetts General Hospital and Harvard Medical School. He has published 116 peer reviewed articles and 24 reviews, book chapters, and editorials.

Dr. Zeldis was selected to serve as a member of our Board of Directors because of his experience as an executive officer of a publicly traded biopharmaceutical company and in clinical research and medical development, and his experience in the health care industry, including his experience as an internist, gastroenterologist and professor of medicine.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the election of all of the nominees listed above.

Board Leadership Structure

Our Board of Directors believes that Dr. Schaber’s service as both our Chairman of our Board of Directors and our Chief Executive Officer is in the best interest of our Company and our stockholders. Dr. Schaber possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing our Company and our business and, therefore, is best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most important matters.  His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, and collaborative partners.

Our Board of Directors has determined that Mr. Brownlie, Mr. Lapointe, Dr. Rubin, and Dr. Zeldis, each of whom is nominated for election as a director, and Ms. Howson and Mr. Thompson, who are not standing for re-election, are “independent” as such term is defined by the applicable listing standards of The NASDAQ Stock Market LLC (“NASDAQ”).  Our Board of Directors based this determination primarily on a review of the responses of the directors to questionnaires regarding their employment, affiliations and family and other relationships. The Board of Directors believes that independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of meetings of the Board of Directors, independent directors hold executive sessions. Following an executive session of independent directors, independent directors report back to the full Board of Directors regarding any specific feedback or issues, provide the Chairman with input regarding agenda items for Board of Directors and Committee meetings, and coordinate with the Chairman regarding information to be provided to independent directors in performing their duties. The Board of Directors believes that this approach appropriately and effectively complements the combined Chairman/Chief Executive Officer structure.  If all of the nominees for director are elected at the Annual Meeting, four of the five directors on our Board of Directors will be “independent” as such term is defined by the applicable listing standards of NASDAQ.

Although the Company believes that the combination of the Chairman and Chief Executive Officer roles is appropriate under the current circumstances, our corporate governance guidelines do not establish this approach as a policy, and the Board of Directors may determine that it is more appropriate to separate the roles in the future.

Section 16(a) Beneficial Ownership Reporting Compliance

We are required to identify each person who was an officer, director or beneficial owner of more than 10% of our registered equity securities during our most recent fiscal year and who failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

To our knowledge, based solely on review of these filings and written representations from the certain reporting persons, we believe that during the year ended December 31, 2011, our officers, directors and significant stockholders have timely filed the appropriate form under Section 16(a) of the Exchange Act.

Corporate Governance

Pursuant to our Certificate of Incorporation and By-laws, our business and affairs are managed under the direction of the Board of Directors.  Members of the Board of Directors are kept informed of our business through discussions with senior management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

The Board of Directors held ten meetings in 2011, and each director who served as a director during 2011, attended at least 75% of the meetings of the Board of Directors and each of the committees on which he or she served, except for Tamar Howson who was unavailable to attend three meetings of the Board of Directors.

We typically schedule a meeting of the Board of Directors in conjunction with our Annual Meeting and expect that all directors will attend, absent a valid reason, such as a scheduled conflict. Last year, all of the individuals then serving as directors attended the Annual Meeting in person.

The Board of Directors has the following three committees: (1) Compensation, (2) Audit and (3) Nominating. The Board of Directors has adopted a written charter for each of these committees, which are available on our website at www.soligenix.com under the “Investors” section.

We have adopted a code of ethics that applies to all of our executive officers and senior financial officers (including our chief executive officer, chief financial officer, chief accounting officer, controller, and any person performing similar functions). A copy of our code of ethics is publicly available on our website at www.soligenix.com under the “Investors” section. If we make any substantive amendments to our code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our chief executive officer, chief financial officer or chief accounting officer, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K.

Compensation Committee

The Board of Directors has a Compensation Committee, which is comprised of Dr. Rubin (Chair), Ms. Howson and Mr. Thompson.  After the Annual Meeting, the Compensation Committee will be comprised of Dr. Rubin (Chair), Mr. Bownlie and Dr. Zeldis.

The Compensation Committee is responsible for reviewing and approving the executive compensation program, assessing executive performance, making grants of salary and annual incentive compensation and approving certain employment agreements. The Board of Directors has determined that Dr. Rubin, Ms. Howson and Mr. Thompson are “independent” directors, as such term is defined by the applicable NASDAQ listing standards.  The Compensation Committee met two times during the fiscal year ended December 31, 2011.

Nominating Committee

The Board of Directors has a Nominating Committee, which is comprised of Mr. Lapointe (Chair), Ms. Howson and Dr. Zeldis.  After the Annual Meeting, the Nominating Committee will be comprised of Dr. Zeldis (Chair), Mr. Bownlie and Mr. Lapointe.

The Nominating Committee makes recommendations to the Board of Directors regarding the size and composition of the Board of Directors, establishes procedures for the nomination process, recommends candidates for election to the Board of Directors and nominates officers for election by the Board of Directors. The Board of Directors has determined that Mr. Brownlie, Mr. Lapointe, Ms. Howson and Dr. Zeldis are “independent” directors, as such term is defined by the applicable NASDAQ listing standards.  The Nominating Committee met once during the fiscal year ended December 31, 2011.

In considering candidates for the Board of Directors, the Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a nominee. However, the Nominating Committee believes that all members of the Board of Directors should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. In the case of current directors being considered for nomination, the Nominating Committee also takes into account the director’s history of attendance at meetings of the Board of Directors or its committees, the director’s tenure as a member of the Board of Directors, and the director’s preparation for and participation in such meetings.

We do not have a formal diversity policy or set of guidelines in selecting and appointing directors that comprise our Board of Directors. However, when making recommendations to our Board of Directors regarding the size and composition of our Board of Directors, our Nominating Committee does consider each individual director’s qualifications, skills, business experience and capacity to serve as a director and the diversity of these attributes for the Board of Directors as a whole.

Stockholders who wish to suggest qualified candidates should write to the Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an Annual Meeting of Stockholders must otherwise comply with our By-laws regarding stockholder proposals and nominations. See “Deadline for Stockholder Proposals” contained herein.

Audit Committee

The Board of Directors has an Audit Committee, which is comprised of Keith L. Brownlie (Chair), Robert J. Rubin and Virgil D. Thompson.  After the Annual Meeting, the Audit Committee will be comprised of Mr. Brownlie (Chair), Mr. Lapointe and Dr. Rubin.

The Audit Committee assists the Board of Directors in monitoring the financial reporting process, the internal control structure and the independence and performance of the internal audit department and the independent public accountants. Its primary duties are to serve as an independent and objective party to monitor the financial process and internal control system, to review and appraise the audit effort of the independent accountants and to provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.  The Board of Directors has determined that Mr. Brownlie, Mr. Lapointe, Dr. Rubin and Mr. Thompson are “independent” directors, within the meaning of applicable listing standards of NASDAQ and the Exchange Act and the rules and regulations thereunder.  Mr. Brownlie qualifies as an “audit committee financial expert” as that term is defined in the applicable regulations of the Exchange Act. The Audit Committee met four times during the fiscal year ended December 31, 2011.

Report of the Audit Committee of the Board of Directors

The Audit Committee submits the following report for the year ended December 31, 2011:

The Audit Committee has reviewed and discussed with both management and the outside auditors the audited consolidated financial statements as of and for the year ended December 31, 2011. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors matters relating to the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

Submitted by the Audit Committee,

/s/ Keith L. Brownlie (Chair of Audit Committee)
/s/ Robert J. Rubin
/s/ Virgil D. Thompson

Communications with the Board of Directors

Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to Soligenix, Inc. Board of Directors, c/o The Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540. The Office of the Secretary will receive the correspondence and forward it to the director(s) to whom the communication is addressed.

Executive Compensation

The following table contains information concerning the compensation paid during each of the two years ended December 31, 2011 to our Chief Executive Officer and each of the four other most highly compensated executive officers during 2011 (collectively, the “Named Executive Officers”).

Name	Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total
Christopher J. Schaber1	CEO & President	2011	$370,000	$50,000	$68,400	$35,529	$455,529
		2010	$350,981	$100,000	$408,908	$27,529	$887,419

Evan Myrianthopoulos2	Former CFO & Senior VP	2011	$242,500	$25,000	$34,200	$35,529	$303,029
		2010	$230,723	$50,000	$195,161	$27,677	$503,561

Robert N. Brey3	CSO & Senior VP	2011	$210,000	$13,000	$19,950	$21,853	$244,853
		2010	$210,000	$40,000	$157,987	$11,955	$419,942

Kevin J. Horgan4	CMO & Senior VP	2011	$281,589	$16,000	$203,575	$22,543	$320,132

Joseph M. Warusz5	Acting CFO & VP	2011	$104,028	$7,000	$152,620	$19,627	$130,655

1
Dr. Schaber deferred payment of his 2010 annual bonus of $100,000 until January 15, 2011 and his 2011 annual bonus of $50,000 until January 15, 2012. Option award figures include the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by the Company.

2
Mr. Myrianthopoulos deferred payment of his 2010 annual bonus of $50,000 until January 15, 2011 and his 2011 annual bonus of $25,000 until January 15, 2012. Option award figures include the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by the Company. On February 15, 2012, Mr. Myrianthopoulos’ employment agreement with the Company was terminated.

3
Dr. Brey deferred payment of his 2010 annual bonus of $40,000 until January 15, 2011 and his 2011 annual bonus of $13,000 until January 15, 2012. Option award figures include the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by the Company.

4
Dr. Horgan deferred payment of his 2011 annual bonus of $13,000 until January 15, 2012. Option award figures include the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by the Company.

5
Mr. Warusz deferred payment of his 2011 annual bonus of $7,000 until January 15, 2012. Option award figures include the value of Common Stock option awards at grant date as calculated under FASB ASC 718. Other compensation represents health insurance costs paid by the Company.  Mr. Warusz served as Vice President and Controller from May 2011 until February 15, 2012, when he became Acting Chief Financial Officer and Vice President Finance.

Employment and Severance Agreements

In August 2006, we entered into a three-year employment agreement with Christopher J. Schaber, Ph.D. Pursuant to this employment agreement, we agreed to pay Dr. Schaber a base salary of $300,000 per year and a minimum annual bonus of $100,000. This employment agreement was renewed in December 27, 2007 for an additional term of three years. We agreed to issue him options to purchase 125,000 shares of our Common Stock, with one third immediately vesting and the remainder vesting over three years. Upon termination without “Just Cause” as defined by this agreement, we would pay Dr. Schaber nine months of severance, as well as any accrued bonuses, accrued vacation, and we would provide health insurance and life insurance benefits for Dr. Schaber and his dependants for nine months following such termination. No unvested options shall vest beyond the termination date. Dr. Schaber’s monetary compensation (base salary of $300,000 and bonus of $100,000) remained unchanged from 2006 with the 2007 renewal. Upon a change in control of the Company due to merger or acquisition, all of Dr. Schaber’s options shall become fully vested, and be exercisable for a period of five years after such change in control (unless they would have expired sooner pursuant to their terms). In the event of his death during the term of the agreement, all of his unvested options shall immediately vest and remain exercisable for the remainder of their term and become the property of Dr. Schaber’s immediate family. This agreement automatically renewed in December 2010 for an additional term of three years.

In December 2004, we entered into a three-year employment agreement with Evan Myrianthopoulos. Pursuant to this employment agreement we agreed to pay Mr. Myrianthopoulos a base salary of $185,000 per year. After one year of service Mr. Myrianthopoulos would be entitled to a minimum annual bonus of $50,000. This employment agreement was renewed on December 27, 2007 for an additional term of three years. We agreed to issue him options to purchase 25,000 shares of our Common Stock, with the options vesting over three years. Upon termination without “Just Cause” as defined by this agreement, we would pay Mr. Myrianthopoulos six months of severance subject to set off, as well as any unpaid bonuses and accrued vacation. No unvested options shall vest beyond the termination date. Mr. Myrianthopoulos also received 7,500 options, vested immediately when he was hired in November 2004, as President and Acting Chief Executive Officer. Mr. Myrianthopoulos’ monetary compensation (base salary of $200,000 and bonus of $50,000) remained unchanged from 2006 with the 2007 renewal. Upon a change in control of the Company due to merger or acquisition, all of Mr. Myrianthopoulos’ options shall become fully vested, and be exercisable for a period of three years after such change in control (unless they would have expired sooner pursuant to their terms). In the event of his death during the term of the agreement, all of his unvested options shall immediately vest and remain exercisable for the remainder of their term and become property of Mr. Myrianthopoulos’ immediate family. This employment agreement was amended on January 4, 2011, extending his employment for an additional two years, and thereafter the term of employment automatically renews for a period of two years, unless the Company or Mr. Myrianthopoulos deliver three months notice of an election not to renew the term. On February 15, 2012, Mr. Myrianthopoulos’ employment agreement was terminated, however he will continue to serve as a member of our Board of Directors until the Annual Meeting.  As set forth in the employment agreement, we will pay Mr. Myrianthopoulos six months of severance, accrued bonus and vacation as well as provide insurance benefits during the term of his severance.

On March 27, 2009, the Compensation Committee approved the increase in salaries for Dr. Schaber to $350,000 and Mr. Myrianthopoulos to $230,000.

On June 22, 2011, the Compensation Committee approved the increase in salaries for Dr. Schaber to $390,000 and Mr. Myrianthopoulos to $255,000. Additionally, their fixed minimum annual bonus payable was eliminated and revised to an annual targeted bonus of their respective annual base salary. Dr. Schaber and Mr. Myrianthopoulos targeted bonus is 40% and 30%, respectively.

In January 2011, we entered into a two-year employment agreement with Dr. Kevin J. Horgan. Pursuant to this employment agreement we agreed to pay Dr. Horgan a base salary of $290,000 per year, a one-time signing bonus of $15,000 and a targeted annual bonus of 30% of base salary. We agreed to issue him options to purchase 62,500 shares of our Common Stock, with one third immediately vesting and the remainder vesting over three years. Upon termination without “Just Cause” as defined by this agreement, we would pay Dr. Horgan six months of severance, as well as any accrued bonuses, accrued vacation, and we would provide health insurance benefits for Dr. Horgan and his dependants. No unvested options shall vest beyond the termination date.

We do not currently have an employment agreement with Robert N. Brey, our Chief Scientific Officer and Senior Vice President. Dr. Brey’s compensation is determined by our Board of Directors and our Compensation Committee.

In May 2011, we entered into a one-year employment agreement with Mr. Joseph M. Warusz, our Acting Chief Financial Officer, Vice President Finance and Chief Accounting Officer. Pursuant to the agreement, we have agreed to pay Mr. Warusz $175,000 per year and a targeted annual bonus of 20% of base salary. We also agreed to issue him options to purchase 40,000 shares of our Common Stock with one-third immediately vesting and the remainder vesting over three years. Upon termination without “Just Cause”, as defined in this agreement, we would pay Mr. Warusz three months of severance, accrued bonuses and vacation, and health insurance benefits. No unvested options vest beyond the termination date. On December 1, 2011, the Compensation Committee increased the salary of Mr. Warusz to $180,000.

In February 2007, our Board of Directors authorized the issuance of the following number of shares to each of Dr. Schaber and Dr. Brey immediately prior to the completion of a transaction, or series or a combination of related transactions negotiated by our Board of Directors whereby, directly or indirectly, a majority of our capital stock or a majority of our assets are transferred from the Company and/or our stockholders to a third party: 50,000 common shares to Dr. Schaber and 10,000 common shares to Dr. Brey. The amended agreement with Dr. Schaber includes our obligation to issue such shares to him if such event occurs.

Outstanding Equity Awards at Fiscal Year-End

The following table contains information concerning unexercised options, stock that has not vested, and equity incentive plan awards for the Named Executive Officers outstanding at December 31, 2011 as adjusted for the reverse stock split of 1-for-20 effective February 1, 2012. We have never issued Stock Appreciation Rights.

	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date
Christopher J. Schaber	125,000	-	-	$5.40	8/28/2016
	45,000	-	-	$9.40	8/9/2017
	140,000	-	-	$1.20	12/17/2018
	61,875	48,125	48,125	$4.64	6/30/2020
	30,000	90,000	90,000	$0.64	11/30/2021

Evan Myrianthopoulos	7,500	-	-	$7.00	11/14/2012
	2,500	-	-	$18.00	9/15/2013
	2,500	-	-	$11.60	6/11/2014
	7,500	-	-	$9.40	11/10/2014
	25,000	-	-	$9.80	12/13/2014
	20,000	-	-	$7.00	5/10/2016
	27,500	-	-	$9.40	8/9/2017
	60,000	-	-	$1.20	12/17/2018
	29,531	22,969	22,969	$4.64	6/30/2020
	15,000	45,000	45,000	$0.64	11/30/2021

Robert N. Brey	30,000	-	-	$6.60	5/10/2016
	10,000	-	-	$9.40	8/9/2017
	40,000	-	-	$1.20	12/17/2018
	23,906	18,594	18,594	$4.64	6/30/2020
	8,750	26,250	26,250	$0.64	11/30/2021

Kevin J. Horgan	27,344	35,156	35,156	$3.44	1/30/2021
	15,000	45,000	45,000	$0.64	11/30/2021

Joseph M. Warusz	15,000	25,000	25,000	$4.10	5/30/2021
	7,500	22,500	22,500	$0.64	11/30/2021

Compensation of Directors

The following table contains information concerning the compensation of the non-employee directors during the fiscal year ended December 31, 2011.

Name	Fees Earned Paid in Cash1	Option Awards2	Total
Keith Brownlie	$9,245	$46,944	$56,189
Tamar D. Howson3	$23,073	$30,001	$53,074
Gregg A. Lapointe	$26,497	$30,001	$56,498
Robert J. Rubin	$29,746	$30,001	$59,747
Virgil D. Thompson4	$29,507	$30,001	$59,508
Jerome Zeldis	$5,495	$46,944	$52,439

1
Directors who are compensated as full-time employees receive no additional compensation for service on our Board of Directors. For calendar year 2011, each independent director who was not a full-time employee was paid $20,000, on a prorated basis, for his or her service on our Board of Directors, the chair of our Audit Committee was paid $15,000, on a prorated basis, and the chairs of our Compensation and Nominating Committees were paid $10,000, on a prorated basis.  Additionally, for calendar year 2011, non-chair Audit Committee members were paid $7,500, on a prorated basis, and non-chair Compensation Committee and Nominating Committee members were paid $5,000, on a prorated basis. For calendar year 2012, compensation for service on our Board of Directors has been increased to $35,000, on a prorated basis, for each independent director who is not a full-time employee and the compensation for service as a chair or a member of the committees of the Board remaining the same as for calendar year 2011.  This compensation is paid quarterly, in arrears.

2
For calendar year 2011, members of our Board of Directors who were not full-time employees (i) received an initial grant of fully vested options to purchase 15,000 shares of Common Stock and (ii) upon re-election to the Board of Directors, received stock options with a value of $30,000 based upon the Black Scholes valuation method, which options vest at the rate of 25% per quarter, commencing with the first quarter after each annual meeting of stockholders.  For calendar year 2012, members of our Board of Directors who are not full-time employees (i) will receive an initial grant of fully vested options to purchase 15,000 shares of Common Stock and (ii) upon re-election to the Board, will receive stock options to purchase 25,000 shares of Common Stock, which options vest at the rate of 25% per quarter, commencing with the first quarter after the Annual Meeting.  Future compensation will be evaluated on an annual basis by the Compensation Committee and the Board of Directors.

3	Ms. Howson is not standing for re-election as a director.
4	Mr. Thompson is not standing for re-election as a director.

Consideration and Determination of Executive and Director Compensation

The Compensation Committee of the Board of Directors is comprised of Dr. Rubin, Ms. Howson and Mr. Thompson. The Board of Directors has determined that Dr. Rubin, Ms. Howson and Mr. Thompson are “independent” directors, as such term is defined by the applicable NASDAQ listing standards.

The Compensation Committee provides overall guidance on compensation and benefits policy. In addition, the Compensation Committee approves and monitors:

•	executive compensation and benefits programs;
•	executive employment agreements;
•	1995 Amended and Restated Omnibus Incentive Plan; and
•	2005 Equity Incentive Plan.

The primary objectives of the Compensation Committee are to ensure that the executive compensation and benefits programs:

•	are competitive with other growing companies of similar size and business;
•	are effective in driving performance to achieve financial goals and create stockholder value;
•	are cost-efficient and fair to employees, management and stockholders; and
•	are designed to attract, motivate, reward, and retain the competent and talented executives needed.

To achieve these objectives, the Compensation Committee meets at least once and usually several times during each fiscal year to review the existing compensation and benefits programs and to consider modifications that seek to provide a direct relationship between executive compensation and sustained corporate performance.

The Compensation Committee makes executive compensation decisions on the basis of total remuneration and seeks to create an integrated total remuneration program structured to balance short and long-term financial goals. A significant amount of total compensation is comprised of bonus provisions which are specified in their contracts and which are intended to align executive interest with stockholder interest.

The Compensation Committee recommends to the Board of Directors a salary within a designated band for the respective executives, which is based on merit, performance and length of service. Bonus provisions for all executives are based on increase (if any) of net incremental profit over prior year highest net profit, subject to guaranteed minimum bonuses.

Non-executive employees were granted stock options under the 2005 Equity Incentive Plan, approved by the stockholders, also in order to motivate, reward, and retain them while meeting goals and allowing them to share in the growth.

Stock Ownership Policy

In April 2012, our Board of Directors adopted a stock ownership policy applicable to our non-employee directors to strengthen the link between director and stockholder interests. Pursuant to the stock ownership policy, each non-employee director is required to hold a minimum ownership position in the Common Stock equal to the annual cash compensation paid for service on the Board of Directors, exclusive of cash compensation paid for service as a chair or member of any committees of the Board of Directors.

Stock counted toward the ownership requirement includes Common Stock held by the director, unvested and vested restricted stock, and all shares of Common Stock beneficially owned by the director held in a trust and by a spouse and/or minor children of the director. The policy provides that the ownership requirement must be attained within three years after the later of the date of the Annual Meeting and the date a director is first elected or appointed to the Board of Directors. To monitor progress toward meeting the requirement, the Nominating Committee will review director ownership levels at the end of March of each year.  Non-employee directors are prohibited from selling any shares of Common Stock unless such director is in compliance with the stock ownership policy.  A copy of our director compensation and stock ownership policy is publicly available on our website at www.soligenix.com under the “Investors” section.

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Stock Performance Graph

The following graph compares the changes over the last five years in the value of $100 invested at December 31, 2006 in (i) our Common Stock, (ii) the Standard & Poor’s 500 Stock Index (“S&P 500 Index”) and (iii) the NYSE Arca Biotechnology Index.  The year-end values of each investment are based on share price appreciation and the reinvestment of all dividends.  Historical stock price performance shown on the performance graph is not necessarily indicative of future stock price performance.

Year	Soligenix, Inc.	S&P 500 Index	NYSE Arca Biotechnology Index
2006	100.00	100.00	100.00
2007	70.83	105.50	104.26
2008	25.00	66.47	85.79
2009	104.15	84.05	124.88
2010	79.16	96.71	172.01
2011	11.54	98.75	144.75

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below provides information regarding the beneficial ownership of the Common Stock as of April 20, 2012 of (1) each person or entity who owns beneficially 5% or more of the shares of our outstanding Common Stock, (2) each of our directors and nominees for director, (3) each of the Named Executive Officers, and (4) our directors and executive officers as a group. Except as otherwise indicated, and subject to applicable community property laws, we believe the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by them.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned**	Percent of Class
Paolo Cavazza1	3,379,953	29.22%
Claudio Cavazza (deceased)2	3,068,464	26.73%
Sigma-Tau Pharmaceuticals, Inc.3	3,068,464	26.73%
Christopher J. Schaber4	458,483	3.97%
Evan Myrianthopoulos5	204,052	*
Gregg A. Lapointe6	111,489	*
Robert N. Brey7	117,501	*
Robert J. Rubin8	49,202	*
Joseph Warusz9	26,875	*
Kevin J. Horgan10	50,000	*
Tamar D. Howson11	22,163	*
Virgil D. Thompson12	22,163	*
Keith Brownlie13	15,000	*
Jerry Zeldis14	15,000	*
All directors and executive officers as a group (11 persons)	1,091,928	9.02%

1
Includes (a) 2,711,392 shares of Common Stock and warrants to purchase 357,072 shares of Common Stock exercisable within 60 days of April 20, 2012 held by Sigma-Tau Pharmaceuticals, Inc., (b) 223,685 shares of Common Stock and warrants to purchase 87,854 shares held by Chaumiere Sarl, and (c) 59,539 shares held by Mr. Paolo Cavazza.  Sigma-Tau Pharmaceuticals, Inc. is a direct wholly-owned subsidiary of Sigma-Tau America S.A., which is a direct wholly-owned subsidiary of Sigma-Tau International S.A., which is a direct wholly-owned subsidiary of Sigma-Tau Finanziaria S.p.A. Mr. Paolo Cavazza directly and indirectly owns 38% of Sigma-Tau Finanziaria S.p.A.  Chaumiere Sarl is an indirect wholly owned subsidiary of Aptafin S.p.A., which is owned by Mr. Paolo Cavazza and members of his family.  Accordingly, Mr. Paolo Cavazza may be deemed to beneficially own the shares beneficially owned by Sigma-Tau Pharmaceuticals, Inc. and Chaumiere Sarl.  Mr. Paolo Cavazza’s address is Via Tesserte, 10, Lugano, Switzerland.

2
Includes 2,711,392 shares of Common Stock and warrants to purchase 357,072 shares of Common Stock exercisable within 60 days of April 20, 2012 held by Sigma-Tau Pharmaceuticals, Inc.  Sigma-Tau Pharmaceuticals, Inc. is a direct wholly-owned subsidiary of Sigma-Tau America S.A., which is a direct wholly-owned subsidiary of Sigma-Tau International S.A., which is a direct wholly-owned subsidiary of Sigma-Tau Finanziaria S.p.A. Mr. Claudio Cavazza directly and indirectly owned 57% of Sigma-Tau Finanziaria S.p.A.  Accordingly, Mr. Claudio Cavazza may have been deemed to beneficially own the shares beneficially owned by Sigma-Tau Pharmaceuticals, Inc.  Mr. Claudio Cavazza’s address was Via Sudafrica, 20, Rome, Italy 00144.  The address of Sigma-Tau Pharmaceuticals, Inc. is c/o Sigma-Tau Pharmaceuticals, Inc., 9841 Washingtonian Boulevard, Suite 500, Gaithersburg, Maryland 20878.

3
Includes 2,280,962 shares of Common Stock and warrants to purchase 98,814 shares of Common Stock exercisable within 60 days of April 20, 2012. The amount does not include 77,344 shares of Common Stock held by Paolo Cavazza, one of the principal owners of Sigma-Tau. The address of Sigma-Tau Pharmaceuticals, Inc. is 9841 Washingtonian Boulevard, Suite 500, Gaithersburg, Maryland 20878.

4
Includes 40,257 shares of Common Stock owned by Dr. Schaber, options to purchase 416,250 shares of Common Stock exercisable within 60 days of April 20, 2012, and warrants to purchase 1,976 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Dr. Schaber is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

5
Includes 11,239 shares of Common Stock owned by Mr. Myrianthopoulos and his wife and options to purchase 192,813 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Mr. Myrianthopoulos is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.  Mr. Myrianthopoulos’ term as a director will expire at the Annual Meeting.

6
Includes 48,781 shares of Common Stock, options to purchase 33,440 shares of Common Stock exercisable within 60 days of April 20, 2012, and warrants to purchase 29,268 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Mr. Lapointe is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

7
Includes options to purchase 117,501 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Dr. Brey is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

8
Includes 12,195 shares of Common Stock, options to purchase 29,690 shares of Common Stock exercisable within 60 days of April 20, 2012, and warrants to purchase 7,317 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Dr. Rubin is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

9
Includes options to purchase 26,875 shares of Common Stock owned by Mr. Warusz exercisable within 60 days of April 20, 2012. The address of Mr. Warusz is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

10
Includes options to purchase 50,000 shares of Common Stock owned by Dr. Horgan exercisable within 60 days of April 20, 2012. The address of Dr. Horgan is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

11
Includes options to purchase 22,163 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Ms. Howson is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.  Ms. Howson is not standing for re-election as a director.

12
Includes options to purchase 22,163 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Mr. Thompson is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.  Mr. Thompson is not standing for re-election as a director.

13
Includes options to purchase 15,000 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Mr. Brownlie is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

14
Includes options to purchase 15,000 shares of Common Stock exercisable within 60 days of April 20, 2012. The address of Mr. Zeldis is c/o Soligenix, 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

*	Indicates less than 1%.
**
Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 20, 2012 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Percentage of ownership is based on _________________ shares of Common Stock outstanding as of April 20, 2012.

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Equity Compensation Plan Information

In December 2005, our Board of Directors approved the 2005 Plan, which was approved by stockholders on December 29, 2005. In September 2007, our stockholders approved an amendment to the 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 500,000 shares, bringing the total shares reserved for issuance under the plan to 1,000,000 shares. In September 2010, our stockholders approved a second amendment to the 2005 Plan to increase the maximum number of shares of our Common Stock available for issuance under the plan by 750,000 shares, bringing the total shares reserved for issuance under the plan to 1,750,000 shares. The following table provides information, as of December 31, 2011 with respect to options outstanding under our 1995 Amended and Restated Omnibus Incentive Plan and our 2005 Plan.  All share numbers in this paragraph and in the following table have been adjusted for the 1-for-20 reverse stock split effective February 1, 2012.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders 1	1,095,242	$4.41	60,692

Equity compensation plans not approved by security holders	-	-	-
Total	1,095,242	$4.41	60,692

1
Includes our 1995 Amended and Restated Omnibus Incentive Plan and our 2005 Plan.  Our 1995 Amended and Restated Omnibus Incentive Plan expired in 2005 and thus no securities remain available for future issuance under that plan.

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PROPOSAL 2
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

General

Our Amended and Restated Certificate of Incorporation currently provides for 20,000,000 shares of authorized Common Stock. Our Board of Directors has adopted a resolution to approve a Second Amended and Restated Certificate of Incorporation, which increases the authorized number of shares of Common Stock to 50,000,000, subject to stockholder approval. No changes will be made to the number of authorized shares of our preferred stock.

The proposed increase in the number of authorized shares of Common Stock will be effected by deleting the introductory paragraphs of Article IV and replacing them in full as follows:

“The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is Fifty Million Two Hundred Fifty Thousand (50,250,000) shares, of which Fifty Million (50,000,000) shares, of par value of $0.001 per share, shall be of a class designated “Common Stock,” Two Hundred Twenty Five Thousand (225,000) shares, of a par value of $0.001 per share, shall be of a class designated “Preferred Stock,” Ten Thousand (10,000) shares, of a par value of $0.05 per share, shall be of a class designated “Series B Convertible Preferred Stock,” Ten Thousand (10,000) shares, of a par value of $0.05 per share, shall be of a class designated “Series C Convertible Preferred Stock,” and Five Thousand (5,000) shares, of a par value of $0.001 per share, shall be of a class designated “Series A Junior Participating Preferred Stock.”

The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations, or restrictions of the above classes of capital stock shall be as follows:”

A copy of the proposed Second Amended and Restated Certificate of Incorporation is set forth in Annex A attached hereto.

Purpose of Second Amended and Restated Certificate of Incorporation

As of April 20, 2012, we had ________________ shares of Common Stock outstanding. In addition, as of such date, ___________________ shares were reserved for issuance upon exercise of outstanding warrants and ___________________ shares were reserved for issuance upon exercise of presently outstanding options under the 1995 Amended and Restated Omnibus Incentive Plan and options granted under the 2005 Plan. Based upon the foregoing number of outstanding and reserved shares of Common Stock, we have _______________ shares remaining available for other purposes. We also have ______________ shares available for future option grants under the 2005 Plan and zero shares available for future option grants under the 1995 Amended and Restated Omnibus Incentive Plan.

The proposed increase in the number of shares available for issuance is intended to provide the Board of Directors with authority, without further action of the stockholders, to issue the additional shares of Common Stock, from time to time in such amounts as the Board of Directors deems necessary. Without limitation of the foregoing, the additional shares may be issued in connection with (1) capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets to support a higher level of growth, respond to competitive pressures, develop new products and services and support new strategic partnership expenditures, and (2) strategic partnering or acquisition transactions involving the issuance of our securities as well as to meet long-term corporate objectives.

The need to increase the authorized number of shares is primarily driven by our desire to have sufficient shares available for possible merger and acquisition activities, securities offerings, and other corporate development objectives that may occur over the coming years. However, we have no present plans, arrangements or understandings with any specific entity to engage in such activities.

In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of Common Stock caused by the issuance of the additional shares would dilute the earnings per share (including projected future earnings per share) and book value per share of all outstanding shares of our Common Stock. If such factors were reflected in the price per share of the Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares of Common Stock could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. The holders of outstanding shares of Common Stock have no preemptive rights to purchase additional shares.

The proposed increase in the authorized number of shares of Common Stock could have other effects on our stockholders. The increase could deter takeovers, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the approval of the Second Amended and Restated Certificate of Incorporation.

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PROPOSAL 3
AMENDMENT TO 2005 PLAN

General

In 2005, the Board of Directors and stockholders adopted the 2005 Plan. The 2005 Plan constitutes a key element of the Company’s total compensation program. This plan is designed to advance our interests by providing for the grant of stock-based and other incentive awards to our key employees and key non-employees.

Purpose

As a result of prior grants of stock options under the 2005 Plan, _____________ shares of Common Stock remained available for grant under the 2005 Plan as of April 20, 2012.  The Board has unanimously adopted resolutions setting forth the proposed amendment to the 2005 Plan, declaring its advisability and directing that the proposed amendment be submitted to stockholders for their approval. If adopted by the stockholders, the amendment will become immediately effective, which the Company currently expects will occur on or about June 21, 2012.  If approved, the total number of shares available for the grant under the 2005 Plan will be increased by 1,250,000 shares, and the aggregate number of shares will increase from 1,750,000 to 3,000,000.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the approval of the proposed amendment to the 2005 Plan.

Summary of the 2005 Plan

The following summary of the material features of the 2005 Plan is qualified in its entirety by the full text of the 2005 Plan that appears as Annex B to this proxy statement. All references to the “Code” are to the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.  This summary does not include the proposed increase in number of number of shares of Common Stock available for the grant under the 2005 Plan.

The 2005 Plan became effective on December 29, 2005 and will terminate on the date of the annual meeting of the Board of Directors immediately following the tenth (10th) anniversary of the Board of Director’s adoption of the plan. The 2005 Plan is administered by the Compensation Committee of the Board of Directors.

The 2005 Plan provides for the grant of stock options (both non-statutory options or “NSOs” and, in the case of employees, incentive stock options or “ISOs”), restricted stock, deferred stock and unrestricted stock. Unless otherwise determined by the Compensation Committee, awards may not be transferred except by will or by the laws of descent and distribution.

Number of Shares.

A maximum of 1,750,000 shares of Common Stock may be delivered in satisfaction of awards made under the 2005 Plan.  The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year will be 200,000. The maximum benefit that will be paid to any person under other awards in any calendar year will be 100,000 shares. In the event of a stock dividend, stock split or other change in our capital structure, or a distribution to stockholders other than normal cash dividends, the Compensation Committee will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to and available for awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Compensation Committee may also make similar adjustments in response to any other event, as the Compensation Committee deems appropriate, to avoid distortion in the operation of the 2005 Plan. Any such adjustment shall, to the extent applicable, comply with Section 409A of the Code.

The share limitations described above are in addition to the limitation on the number of shares available for awards under the 2005 Plan. The maximum number of shares that may be issued under the 2005 Plan represents approximately _____% of the total number of shares of the Common Stock outstanding on April 20, 2012.

Administration of 2005 Plan.

The 2005 Plan is administered by a committee of the Board of Directors, currently the Compensation Committee. Compensation Committee members are required to satisfy applicable requirements for independence. The Compensation Committee will have full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. The Compensation Committee will determine any questions that may arise regarding the interpretation and application of the provisions of the 2005 Plan and to make, administer and interpret such rules and regulations as it deems necessary or advisable. The Compensation Committee’s determinations are conclusive and bind all parties.

Eligibility.

Participation in the 2005 Plan is limited to our key employees and to key non-employees (other persons or entities including consultants and non-Employee directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company).

Stock Options.

Each stock option awarded under the 2005 Plan will be a NSO unless expressly designated as an ISO at the time of the grant. The exercise price of stock options granted under the 2005 Plan will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Stock subject to the option, determined at the time the option is granted unless otherwise required by the Code with respect to an ISO. The term of any option granted under the 2005 Plan may not exceed ten years. Options will be exercisable at such time or times and on such conditions as the Compensation Committee specifies. Notwithstanding the foregoing, to the extent that any NSO is granted at an exercise price less than 100% of the fair market value of the Common Stock subject to the option, the requirements of Section 409A of the Code shall be satisfied as set forth in more particularity in the individual stock option agreement.

Restricted Stock Awards; Unrestricted Stock; Deferred Stock.

The 2005 Plan provides for awards of nontransferable shares of Common Stock which may be subject to repurchase or forfeiture as set forth in more particularity in the individual restricted stock agreement. The Compensation Committee may, at the time any other award is granted, provide that any or all the Common Stock delivered pursuant to an award will be restricted Common Stock. The 2005 Plan also provides for awards of unrestricted stock, but no more than 75,000 shares of unrestricted stock in the aggregate may be granted at less than fair market value or not in lieu of cash compensation equal to fair market value. The 2005 Plan provides for deferred grants entitling the recipient to receive Common Stock upon the satisfaction of conditions determined by the Compensation Committee in its discretion. To the extent required, all such awards shall comply with the requirements of Section 409A of the Code.

Performance Awards.

Any award under the 2005 Plan may be made subject to the satisfaction of performance criteria specified by the Compensation Committee. In the case of performance awards intended to qualify for exemption under Section 162(m) of the Code, the Compensation Committee will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criterion based on performance over time will be determined by reference to a period of at least one year. The Compensation Committee will determine whether the performance criteria that have been chosen for a particular performance award have been met. Notwithstanding the foregoing, to the extent that any award under the 2005 Plan may be subject to Section 409A of the Code and subject to the satisfaction of performance criteria specified by the Compensation Committee, such performance parameters shall specifically comply with Section 409A of the Code in addition to such criteria necessary to qualify for exemption under Section 162(m) of the Code.

Termination of Affiliation with Company: Effect on Stock Options.

Except as otherwise determined by the Compensation Committee or as stipulated by an employment contract, if a participant in the 2005 Plan dies, any ISO or NSO granted with an exercise price equal to or greater than the fair market value of the underlying shares owned by the participant will, to the extent exercisable on the date of death, remain exercisable for a one-year period, provided that no such option will be exercisable beyond the end of its original term. In addition, and except as otherwise determined by the Compensation Committee or as stipulated by an employment contract, if a participant’s affiliation with the Company ends because of the participant’s total and permanent disability, then any ISOs and NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares held by the participant that were exercisable at the time of disability may be exercised by the participant at any time in accordance with the original terms of the options. Finally, and except as otherwise determined by the Compensation Committee, if a participant’s employment (or other applicable affiliation with the Company) terminates for any reason other than death or disability, ISOs and NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares that were exercisable at the time the participant ceased to be affiliated with the Company will remain exercisable for three months, provided that (i) under no circumstances will any option be extended beyond its original term; and (ii) in the case of termination of the participant for cause, the Compensation Committee may elect to terminate any options immediately. In all cases, ISOs and NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares that are not exercisable on the date of termination will terminate on that date. With respect to any NSO granted with an exercise price equal to or greater than the fair market value of the underlying shares, the treatment of the option upon a termination of affiliation with the Company shall be set forth in the individual stock option agreement as determined by the Compensation Committee.

Termination of Affiliation with the Company: Effect on Restricted and Deferred Stock.

Upon a termination of affiliation of the Company, as set forth in more particularity in the individual restricted and/or deferred stock award agreement and as determined by the Compensation Committee, any share of Common Stock subject to a continuing restriction may be repurchased by the Company. Common Stock awards, whether restricted or deferred, to which the participant did not become irrevocably entitled prior to the termination of the participant’s affiliation with the Company will be forfeited upon termination of affiliation.

Effect of Certain Mergers, Consolidations, Etc.

In the case of certain mergers, consolidations or similar transactions in which a majority of our stock or all or substantially all of its assets are acquired, or in the case of a dissolution or liquidation, the Compensation Committee may, in its discretion, make options immediately exercisable, remove restrictions on shares of restricted Common Stock, waive conditions on any deferred awards of Common Stock and remove any performance or other conditions on any award. In addition, the Compensation Committee may, under such circumstances, provide for replacement awards for certain participants. Notwithstanding the foregoing, to the extent applicable, any such modification and/or replacement award shall comply with the requirements of Section 409A of the Code as set forth in more particularity in the individual option or stock award agreement.

Amendment of 2005 Plan.

The Compensation Committee may amend the 2005 Plan or any outstanding award for any purpose that may at the time be permitted by law, and may at any time terminate the 2005 Plan as to any future grants of awards. The Compensation Committee may not, without the approval of our stockholders, effectuate a change to the 2005 Plan (i) for which stockholder approval is required in order for the 2005 Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Section 162(m) of the Code; or (ii) if the change would increase the aggregate number of shares of Common Stock that may be delivered under the 2005 Plan, or change the class of persons or entities that qualify as participants under the 2005 Plan. Specifically, and in addition to the foregoing, the 2005 Plan may be amended, to the extent necessary, to comply with regulatory and legislative requirements, including but not limited to Section 409A of the Code.

Federal Income Tax Consequences

The following discussion summarizes certain of the material federal income tax consequences under the Code of the issuance and receipt of options under the 2005 Plan.

Incentive Stock Options.

In general, an optionee realizes no taxable income upon the grant or exercise of an ISO, although the exercise of an ISO may result in an alternative minimum tax liability. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (with a corresponding deduction available to the Company) generally equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is generally treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent disposition is generally treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as a NSO. ISOs are also treated as non-statutory options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Non-statutory Options.

In general, in the case of a NSO granted with an exercise price equal to or greater than the fair market value of the underlying shares, the optionee has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price.  A corresponding deduction is available to the Company equal to the amount of ordinary income recognized by the optionee.  Upon a subsequent disposition of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction. The ordinary income recognized on exercise shall be subject to applicable withholding and employment taxes.

With respect to NSOs granted with an exercise price at less than the fair market value of the underlying shares, it is intended that, the individual stock option agreement will contain such terms and conditions as are required under Section 409A of Code including without limitation provisions applicable to the vesting and exercise of such NSOs such that taxation will not occur until exercise of these options under the general rules for NSOs granted with an exercise price equal to or greater than the fair market value of the underlying shares.

The foregoing summary assumes that stock options are exercised for substantially vested stock. Where a stock option is exercised for restricted stock, as is permitted by the 2005 Plan, the tax treatment will differ from the treatment summarized above. In general, a participant who exercises a NSO for restricted stock will have income taxable at ordinary income rates only when the stock vests, in an amount equal to the fair market value of the stock at time of vesting less the exercise price. However, the participant may make a special election under Section 83(b) of the Code to have the income measured and taken into account, instead, at time of exercise. Such election must be made within 30 days of exercise. In either case, a corresponding deduction will be available to the Company. In the case of a participant who exercises an ISO for restricted stock, the determination of “alternative minimum taxable income” (relevant in determining whether an alternative minimum tax must be paid) will follow rules similar to the rules for determining ordinary income in the case of the exercise of a NSO. For federal income tax purposes, the exercise of an ISO for restricted stock will be treated the same as the exercise of an ISO for substantially vested stock, provided that the shares are held for the requisite one-year and two-year holding periods described above, but further provided that an election under Section 83(b) of the Code may not be available with respect to the early recognition of ordinary income upon exercise if the one-year and two-year holding periods described above are not met.

Specific provisions regarding the impact of a change in control of the Company on any award granted under the 2005 Plan will, to the extent necessary, comply with the requirements of Section 409A of the Code and as set forth in more particularity in the individual option and/or stock award agreement.

The Code also limits to $1 million the deduction the Company may claim for compensation paid annually to any of the Chief Executive Officer or the three most highly paid executive officers other than the Chief Financial Officer (each a “Covered Person”), subject to a number of exceptions. The deduction limitation rules provide an exemption for compensation attributable to the exercise of non-discounted stock options that satisfy certain requirements. Stock options awarded under the 2005 Plan are intended to qualify for this exemption.

Stock Awards.

Persons receiving Common Stock pursuant to an award generally will recognize compensation income equal to the fair market value of the shares received, reduced by any purchase price paid. Such compensation income will be taxed at ordinary income rates and subject to applicable withholdings and employment taxes. The Company generally should be entitled to a corresponding deduction for federal income tax purposes when such person recognizes compensation income. When such Common Stock is sold, the seller generally will recognized capital gain or loss equal to the difference between the amount realized upon the sale and the seller’s adjusted tax basis in the Common Stock (generally, the amount that the seller paid for such stock plus the amount taxed to the seller as compensation income). Special rules apply if the Common Stock acquired pursuant to an award is subject to vesting, or is subject to restrictions on resale under federal securities laws applicable to directors, officers or 10% shareholders. Deferred stock issued pursuant to an award may also be subject to special rules. In addition, any award issued pursuant to the 2005 Plan, except ISOs and NSOs granted at fair market value, may be subject to the requirements of Section 409A of the Code and accordingly, subject to special rules.

Compliance with Section 409A of the Code.

To the extent applicable, it is intended that the 2005 Plan and any grants made thereunder comply with or are otherwise exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2005 Plan and any grants made under the 2005 Plan will be administered in a manner consistent with this intent.  Any reference in the 2005 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

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PROPOSAL 4
RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors appointed EisnerAmper LLP, independent certified public accountants, as auditors of our financial statements for the year ending December 31, 2012, subject to the ratification of such appointment by stockholders at the Annual Meeting.

A representative of EisnerAmper LLP is expected to be available at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” ratification of EisnerAmper LLP as our independent auditors for the year ending December 31, 2012.

The following table highlights the aggregate fees billed during each of the two years ended December 31, 2011 by EisnerAmper LLP (“EisnerAmper,” our principal accountants commencing August 16, 2010), and Amper, Politziner & Mattia, LLP (“Amper,” our principal accountants in 2010 through August 16, 2010).

	EisnerAmper 2011	EisnerAmper 2010	Amper 2010
Audit fees	$105,347	$14,280	$82,625
Audit related fees	32,500	1,500	19,795
Tax fees	8,524	-	5,464
Total	$146,371	$15,780	$107,884

Other Fees

Our principal accountants did not bill us for any services or products other than as reported above during each of the two years ended December 31, 2011.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit services and permitted non-audit services to be provided by the independent auditor as required by the Exchange Act. The Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee approved all of the services described above in accordance with its pre-approval policies and procedures.

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OTHER MATTERS

Deadline for Stockholder Proposals

Under SEC Rule 14a-8, stockholder proposals for the Annual Meeting of Stockholders to be held in 2013 will not be included in the proxy statement for that meeting unless the proposal is proper for inclusion in the proxy statement and for consideration at the next Annual Meeting of Stockholders, and is received by our Secretary at our executive offices, no later than January 12, 2013. Stockholders must also follow the other procedures prescribed in SEC Rule 14a-8 under the Exchange Act, as well as our By-laws, which contain requirements that are separate and apart from the SEC requirements of Rule 14a-8. Our By-laws provide that stockholders desiring to bring business before the 2013 Annual Meeting, including nomination of a person for election to our Board of Directors, must provide written notice to our Secretary at our executive offices no earlier than 75 days, and no later than 45 days, before the one year anniversary of the mailing of this proxy statement. The written notice must include the information required by Section 2.4 of the By-laws: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or such beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of our voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of our voting shares to elect such nominee or nominees.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you notify our Secretary at our executive offices. If you wish to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at our executive offices.

Financial Statements and Exhibits to Form 10-K

Our financial statements are contained in our Annual Report on Form 10-K for our fiscal year ended December 31, 2011 that was filed with the Securities and Exchange Commission on March 27, 2012, a copy of which is made available with this proxy statement. Such report and the financial statements contained therein are not to be considered as a part of this soliciting material.

The Form 10-K made available with this proxy statement does not include copies of the exhibits to that filing.  We will furnish any such exhibit upon payment of a reasonable fee by request sent to us, c/o Office of the Secretary, Soligenix, Inc., 29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540.

Other Matters

Management knows of no matters that are to be presented for action at the meeting other than those set forth above. If any other matters properly come before the meeting, the persons named in the form of proxy will vote the shares represented by proxies in accordance with their judgment on such matters.

The cost of this proxy solicitation will be borne by us. In addition to the solicitation of proxies by mail, our directors, officers and employees may also solicit proxies by telephone, facsimile, e-mail or other forms of communication, without special compensation for such activities.  We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies.  If we do, our costs for such services will be within the range of what is customary for companies with similar operations and a similar number of shareholders and are not expected to be material.  We will also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse such banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation.

By order of the Board of Directors,

/s/ Christopher J. Schaber
Christopher J. Schaber, PhD
Chairman and Chief Executive Officer

ANNEX A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

SOLIGENIX, INC.

(Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware)

Soligenix, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

FIRST:  That the name of this corporation is Soligenix, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on January 16, 1987 under the name Biological Therapeutics, Inc.

SECOND:  That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefore, which resolution setting forth the proposed amendment and restatement is as follows:

“RESOLVED, that the Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

ARTICLE I

The name of the corporation herein referred to as the “Corporation” is Soligenix, Inc.

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 160 Greentree Drive, Suite 101, Dover, Delaware 19904. The name of its registered agent at such address is National Registered Agents, Inc.

ARTICLE III

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law.

ARTICLE IV

The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is Fifty Million Two Hundred Fifty Thousand (50,250,000) shares, of which Fifty Million (50,000,000) shares, of par value of $0.001 per share, shall be of a class designated “Common Stock,” Two Hundred Twenty Five Thousand (225,000) shares, of a par value of $0.001 per share, shall be of a class designated “Preferred Stock,” Ten Thousand (10,000) shares, of a par value of $0.05 per share, shall be of a class designated “Series B Convertible Preferred Stock,” Ten Thousand (10,000) shares, of a par value of $0.05 per share, shall be of a class designated “Series C Convertible Preferred Stock,” and Five Thousand (5,000) shares, of a par value of $0.001 per share, shall be of a class designated “Series A Junior Participating Preferred Stock.”

The designations, powers, preferences, privileges, and relative, participating, option, or other special rights and qualifications, limitations, or restrictions of the above classes of capital stock shall be as follows:

A. Common Stock.

1. General.  All shares of Common Stock will be identical and will entitle the holders thereof to the same rights, powers and privileges. The rights, powers and privileges of the holders of the Common Stock are subject to and qualified by the rights of holders of the Preferred Stock.

2. Dividends.  Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

3. Dissolution, Liquidation or Winding Up.  In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, each issued and outstanding share of Common Stock shall entitle the holder thereof to receive an equal portion of the net assets of the Corporation available for distribution to the holders of Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

4. Voting Rights.  Except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held of record by such holder on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise required by law or provided herein, holders of Common Stock shall vote together with holders of Preferred Stock as a single class, subject to any special or preferential voting rights of any then outstanding Preferred Stock. There shall be no cumulative voting.

5. Redemption.  The Common Stock is not redeemable.

B. Preferred Stock.  The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

1. The number of shares constituting that series and the distinctive designation of that series;

2. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

3. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4. Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

5. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6. Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7. The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights or priority, if any, of payment of shares of that series; and

8. Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

C. Series B Convertible Preferred Stock.  The designations, powers, number, preferences and relative, participating, option or other special rights, and the qualifications, limitations or restrictions of the Series B Convertible Preferred Stock are set forth below:

1. Designation.  10,000 shares of the Preferred Stock shall be designated and known as the “Series B Convertible Preferred Stock.” Such number of shares may be increased or decreased by resolution of the Board of Directors after obtaining the consent of a majority in interest of the then outstanding shares of Series B Convertible Preferred Stock; provided, however, that no decrease shall reduce the number of shares of Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividend Provisions.

(a) Subject to the prior and superior rights of any series of Preferred Stock which may from time to time come into existence, the holders of shares of Series B Convertible Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible solely into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of eight percent (8%) per annum. Such dividends shall be cumulative and accrue annually on the last day of December (except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday), in each year, commencing on December 31, 1998, for each full year and each portion of a year that the share entitled to such dividend is outstanding.

(b) Such dividends shall be payable in shares (but not fractional shares) of Series B Convertible Preferred Stock.

(c) In addition, when and if the Board of Directors shall declare a dividend or distribution payable with respect to the then outstanding shares of Common Stock of the Corporation (other than a dividend payable solely in shares of Common Stock), the holders of the Series B Convertible Preferred Stock shall be entitled to the amount of dividends per share as would be payable on the largest number of whole shares of Common Stock into which each share of Series B Convertible Preferred Stock could then be converted pursuant to Section 5 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

3. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock (the “Common Stockholders”) or any other class or series of stock subordinate in Liquidation Preference to the Series B Convertible Preferred Stock, the Series B Convertible Preferred Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to the sum of (i) the Original Purchase Price per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series C Convertible Preferred Stock after issuance) (the “Series B Liquidation Preference”), out of funds legally available therefor, and (ii) an amount equal to any declared but unpaid dividends thereon. As used herein, the “Original Purchase Price” is $100 per share.

(b) If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Convertible Preferred Stockholders the full amounts to which they shall be entitled, the Series C Convertible Preferred Stockholders shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable to them in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to Section 3(a).

(c) After the distributions described in subsection (a) above have been paid, subject to the rights of other series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

(d) For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation), unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition (by virtue of securities issued as consideration for the Corporation’s acquisition) hold at least 50% of the voting power of the surviving or acquiring entity; or (B) a sale of all or substantially all of the assets of the Corporation.

(i) In any of such events, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value, which shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange or through Nasdaq (as defined below), the average of the closing prices of the securities on such exchange during the thirty (30) day period ending three (3) days prior to the closing;

(2) If actively traded over-the-counter, the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(3) If there is no active public market, the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series B Convertible Preferred Stock.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

(ii) In the event the requirements of this subsection 3(d) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 3 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series B Convertible Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 3(c)(iii) hereof.

(iii) The Corporation shall give each holder of record of Series B Convertible Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such trans-action, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

4. Redemption.

(a) At any time on or after the second anniversary of the date upon which any shares of Series B Convertible Preferred Stock were first issued (the “Purchase Date”), the Company may, at its option, redeem the Series B Convertible Preferred Stock on any date set by the Board of Directors (the “Redemption Date”) by paying an amount in cash equal to the then applicable Liquidation Preference and accrued and unpaid dividends to the Redemption Date, The Corporation may exercise such option only if (i) the Common Stock shall be listed on The Nasdaq National Market System or The Nasdaq SmallCap Market (collectively, “Nasdaq”), (ii) the Common Stock shall have had an average weekly sales volume during each of the four full calendar weeks prior to the week during which the redemption notice is given of at least 100,000 shares, and (iii) for twenty (20) of any thirty (30) consecutive trading days during the 90 days prior to the Redemption Date, the Closing Price (as defined below) of the Common stock exceeds 49.75. The “Closing Price” for each trading day shall be (i) the closing price if the security is traded on a national securities exchange, or (ii) if the security is quoted on Nasdaq, the average of the high bid and low asked prices on such day as reported by the National Association of Securities Dealers, Inc, through Nasdaq, or (iii) if the National Association of Securities Dealers, Inc. through Nasdaq shall not have reported any bid and asked prices for the Common Stock on such day, the average of the bid and asked prices for such day as furnished by any NYSE member firm selected from time to time by the Corporation for such purpose.

(b) To exercise its redemption right under this Paragraph 4, the Corporation must, not more than ninety (90) nor less than forty-five (45) days prior to the Redemption Date (the “Notice Period”), give notice by first class mail, postage prepaid, to the holders of record of the Series B Convertible Preferred Stock to be redeemed, addressed to such stockholders at their last addresses as shown on the stock books of the Corporation. Each such notice of redemption shall specify the Redemption Date; the redemption price; the place or places for payment or delivery; that payment will be made upon presentation and surrender of the certificates representing shares of Series B Convertible Preferred Stock being redeemed; that accrued but unpaid dividends to the Redemption Date will be paid on the Redemption Date; that the holders of Series B Convertible Preferred Stock shall be entitled to exercise their Conversion Rights (as defined below) until the last day of the Notice Period; and that on and after the Redemption Date, dividends will cease to accrue on such shares. If a dividend with respect to the Series B Convertible Preferred Stock has been declared by the Board of Directors of the Corporation and if the Redemption Date with respect to a redemption of Series B Convertible Preferred Stock falls after the dividend record date established by the Board of Directors of the Corporation with respect to such dividend, but prior to the related dividend payment date, the record holders of the Series B Convertible Preferred Stock on such record date will be entitled to receive the dividend payable on the Series B Convertible Preferred Stock, notwithstanding the redemption thereof.

Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series B Convertible Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Convertible Preferred Stock. On or after the Redemption Date, as stated in such notice, each holder of the shares of Series B Convertible Preferred Stock called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price. If less than all shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If on the Redemption Date the funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited with the transfer agent for the Series B Convertible Preferred Stock, then, notwithstanding that the certificates evidencing any shares of Series B Convertible Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to the shares of Series B Convertible Preferred Stock so called for redemption shall cease to accrue after the Redemption Date, such shares shall no longer be deemed outstanding, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive any Common Stock issuable and any cash payable, without interest, upon surrender of their certificates therefor) shall terminate.

(c) The Corporation shall not be liable to pay any tax which may become due or payable in respect of any transfer involved in the issue and delivery upon redemption of shares of Series B Convertible Preferred Stock for shares of Common Stock in a name other than that of the record holder of the shares of the Series B Convertible Preferred Stock being redeemed. In addition, the Corporation shall not be required to issue or deliver any such shares unless and until the person or persons requesting the issuance thereof shall have (i) paid to the Corporation the amount of any such tax, (ii) established to the satisfaction of the Corporation that such tax has been paid or (iii) agreed in writing to indemnify the Corporation from and against any liability arising from a failure to pay or withhold such tax, as well as any interest and penalty related thereto.

5. Conversion.  The holders of the Series B Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert.  Each share of Series B Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Liquidation Preference by the conversion price applicable to such share (the “Conversion Price”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series B Convertible Preferred Stock shall be $7.50; provided, however, that the Conversion Price for the Series B Convertible Preferred Stock shall be subject to adjustment as set forth in subsection 5(d).

(b) Automatic Conversion.  Each share of Series B Convertible Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series B Convertible Preferred Stock immediately upon the earlier of (i) at any time following the five-year anniversary of the date of the filing of this Certificate of Designations if, at such time, the Corporation and its Common Stock meet the criteria set forth in the second sentence of Section 4(a) above, and (ii) the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $7.50 per share (adjusted to reflect subsequent stock dividends, combinations, splits or recapitalization) and with aggregate gross proceeds of not less than $10,000,000 (a “Qualified Public Offering”).

(c) Mechanics of Conversion.  Before any holder of Series B Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Convertible Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.  If the conversion is in connection with a Qualified Public Offering, the conversion may, at the option of any holder tendering Series B Convertible Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series B Convertible Preferred Stock shall not be deemed to have converted such Series B Convertible Preferred Stock until immediately prior to the closing of such sale of securities.

(d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.  The Conversion Price of the Series B Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A) If the Corporation shall issue, after the Purchase Date, any Additional Stock (as defined below) without consideration or for a consideration per share less than the Closing Price on such date, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price equal to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance (assuming the conversion of all then outstanding shares of Series B Convertible Preferred Stock and including shares issued or issuable pursuant to Section 5(d)(ii)(B)) and (x) the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance (assuming the conversion of all then outstanding shares of Series B Convertible Preferred Stock and including shares issued or issuable pursuant to Section 5(d)(ii)(B)) and (z) the number of shares of such Additional Stock.

(B) No adjustment of the Conversion Price for the Series B Convertible Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 5(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 5(d)(i) and subsection 5(d)(ii):

(1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Common Stock covered thereby,

(2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (to the extent then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)).

(3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series B Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series B Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 5(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 5(d)(i)(E)(3) or (4).

(ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 5(d)(i)(E)) by the Corporation after the Purchase Date to Affiliates of the Corporation or directors, officers, employees or agents of such Affiliates, other than shares of Common Stock issuable or issued to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Corporation (provided that the sum of such number of shares of Common Stock issuable or issued pursuant to such stock option plan or restricted stock plan shall in no event represent more than fifteen percent (15%) of the authorized number of Common Stock). “Affiliates” shall mean, with respect to any party, any entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such party. For purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

(iii) In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series B Convertible Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 5(d)(i)(E).

(iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series B Convertible Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e) Other Distributions.  In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(d)(iii), then, in each such case for the purpose of this subsection 5(e), the holders of the Series B Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series B Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f) Recapitalizations.  If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 3) provision shall be made so that the holders of the Series B Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Convertible Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series B Convertible Preferred Stock after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series B Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(g) No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Convertible Preferred Stock against impairment.

(h) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series B Convertible Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Convertible Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series B Convertible Preferred Stock pursuant to this Section 5, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series B Convertible Preferred Stock.

(i) Notices of Record Date.  In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series B Convertible Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation, as amended,

(k) Notices.  Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series B Convertible Preferred Stock shall be deemed given on the date of service if served personally on the party to whom notice is to be given or on the date of transmittal of services via telecopy to the party to whom notice is to be given and addressed to each holder of record at his address appearing on the books of the Corporation.

6. Voting Rights.

(a) The holder of each share of Series B Convertible Preferred Stock shall have the right to one vote for each share of Common Stock into which such share of Series B Convertible Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote, except as greater rights are provided by law.  Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series B Convertible Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

(b) In any vote by the holders of the Series B Convertible Preferred Stock acting as a class, each holder of Series B Convertible Preferred Stock shall be entitled to one (1) vote for each share of Series B Convertible Preferred Stock.

7. Protective Provisions.  Subject to the rights of any series of Preferred Stock which may from time to time come into existence, so long as any shares of Series B Convertible Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series B Convertible Preferred Stock, voting separately as two series;

(a) increase or decrease the authorized or outstanding number of the shares of Series B Convertible Preferred Stock, respectively, so as to affect adversely the shares; or

(b) authorize or issue any other equity security, or security convertible into or exercisable for any equity security, having a preference over, or being on a parity with, the Series B Convertible Preferred Stock with respect to voting, dividends, liquidation or redemption, respectively.

8. Status of Converted or Redeemed Stock.  In the event any shares of Series B Convertible Preferred Stock shall be converted pursuant to Section 5 hereof, the shares so converted shall be cancelled and shall not be reissuable by the Corporation.  The Certificate of Incorporation, as amended, of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

D. Series C Convertible Preferred Stock.  The designations, powers, number, preferences and relative, participating, option or other special rights, and the qualifications, limitations or restrictions of the Series C Convertible Preferred Stock are set forth below:

1. Designation. 10,000 shares of the Preferred Stock shall be designated and known as the “Series C Convertible Preferred Stock.” Such number of shares may be increased or decreased by resolution of the Board of Directors after obtaining the consent of a majority in interest of the then outstanding shares of Series C Convertible Preferred Stock; provided, however, that no decrease shall reduce the number of shares of Series C Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2. Dividend Provisions.

(a) Subject to the prior and superior rights of any series of Preferred Stock which may from time to time come into existence, the holders of shares of Series C Convertible Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible solely into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, at the rate of seven percent (7%) per annum.  Such dividends shall be cumulative and accrue annually on the last day of December (except that if any such date is a Saturday, Sunday or legal holiday, then such dividend shall be payable on the next day that is not a Saturday, Sunday or legal holiday), in each year, commencing on December 31, 1998, for each full year and each portion of a year that the share entitled to such dividend is outstanding.

(b) Such dividends shall be payable in shares (but not fractional shares) of Series C Convertible Preferred Stock.

(c) In addition, when and if the Board of Directors shall declare a dividend or distribution payable with respect to the then outstanding shares of Common Stock of the Corporation (other than a dividend payable solely in shares of Common Stock), the holders of the Series C Convertible Preferred Stock shall be entitled to the amount of dividends per share as would be payable on the largest number of whole shares of Common Stock into which each share of Series C Convertible Preferred Stock could then be converted pursuant to Section 5 hereof (such number to be determined as of the record date for the determination of holders of Common Stock entitled to receive such dividend).

3. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a “Liquidation”), before any payment of cash or distribution of other property shall be made to the holders of the Common Stock (the “Common Stockholders”) or any other class or series of stock subordinate in Liquidation Preference to the Series C Convertible Preferred Stock, the Series C Convertible Preferred Stockholders shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, an amount equal to the sum of (i) the Original Purchase Price per share (as appropriately adjusted for any combinations or divisions or similar recapitalizations affecting the Series C Convertible Preferred Stock after issuance) (the “Series C Liquidation Preference”), out of funds legally available therefor, and (ii) an amount equal to any declared but unpaid dividends thereon. As used herein, the “Original Purchase Price” is S100 per share.

(b) If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Convertible Preferred Stockholders the full amounts to which they shall be entitled, the Series C Convertible Preferred Stockholders shall share ratably in any distribution of assets in proportion to the respective amounts which would be payable to them in respect of the shares held by them if all amounts payable to them in respect of such were paid in full pursuant to Section 3(a).

(c) After the distributions described in subsection (a) above have been paid, subject to the rights of other series of Preferred Stock which may from time to time come into existence, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata, based on the number of shares of Common Stock held by each.

(d) For purposes of this Section 3, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation), unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition (by virtue of securities issued as consideration for the Corporation’s acquisition) hold at least 50% of the voting power of the surviving or acquiring entity; or (B) a sale of all or substantially all of the assets of the Corporation.

(i) In any of such events, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value, which shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

(1) If traded on a securities exchange or through Nasdaq (as defined below), the average of the closing prices of the securities on such exchange during the thirty (30) day period ending three (3) days prior to the closing;

(2) If actively traded over-the-counter, the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(3) If there is no active public market, the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Series C Convertible Preferred Stock.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

(ii) In the event the requirements of this subsection 3(d) are not complied with, the Corporation shall forthwith either:

(A) cause such closing to be postponed until such time as the requirements of this Section 3 have been complied with; or

(B) cancel such transaction, in which event the rights, preferences and privileges of the holders of the Series C Convertible Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 3(d)(iii) hereof.

(iii) The Corporation shall give each holder of record of Series C Convertible Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

4. Exchange.

(a) At any time on or after the date upon which any shares of Series C Convertible Preferred Stock were first issued (the “Purchase Date”), each holder of record of Series C Convertible Preferred Stock may, at its option, on one occasion, exchange (the “Exchange Right”) the Series C Convertible Preferred Stock for shares of common stock, par value $1.00 per share, of Endorex Newco, Ltd., a Bermuda corporation (“Newco”), formed by the Corporation and Elan International Systems, Ltd., such that the aggregate percentage ownership of all holders of record of Series C Convertible Preferred Stock becomes fifty percent (50%) of the then outstanding shares of Newco common stock (the “Newco Common Stock”), provided that all holders of record of Series C Convertible Preferred Stock shall elect to exercise the Exchange Right at the same time and shall have not exercised any portion of the Conversion Rights (as defined herein).

(b) To exercise the Exchange Right under this Paragraph 4, each holder of record of Series C Convertible Preferred Stock, not more than ninety (90) nor less than forty-five (45) days prior to the date on which the Exchange Right is to be exercised (the “Exchange Date”), shall give notice by first class mail, postage prepaid, to the Corporation. Each such notice of exchange shall specify the Exchange Date; the place or places for delivery; that accrued but unpaid dividends to the Exchange Date are to be paid on the Exchange Date; and that on and after the Exchange Date, such shares of Series C Convertible Preferred Stock shall be surrendered and extinguished, and all rights whatsoever with respect to such shares, including any rights of conversion, shall terminate. On or after the Exchange Date, as stated in such notice, each holder of the shares of Series C Convertible Preferred Stock shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive such number of shares of Newco Common Stock so as to increase the aggregate percentage ownership of all holders of record of Series C Convertible Preferred Stock to 50% of the then outstanding shares of Newco Common Stock.

(c) Neither the Corporation nor Newco shall be liable to pay any tax which may become due or payable in respect of any transfer involved in the issue and delivery upon exchange of the Series C Convertible Preferred Stock for the Newco Common Stock in a name other than that of the record holder of the shares of the Series C Convertible Preferred Stock being exchanged. In addition, neither the Corporation nor Newco shall be required to issue or deliver any such shares unless and until the person or persons requesting the issuance thereof shall have (i) paid to the Corporation or Newco the amount of any such tax, (ii) established to the satisfaction of the Corporation or Newco that such tax has been paid or (iii) agreed in writing to indemnify the Corporation and Newco from and against any liability arising from a failure to pay or withhold such tax, as well as any interest and penalty related thereto.

5. Conversion.  The holders of the Series C Convertible Preferred Stock shall have conversion rights (the “Conversion Rights”) as follows:

(a) Right to Convert.  Each share of Series C Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time two years after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of filly paid and nonassessable shares of Common Stock as is determined by dividing the Series C Liquidation Preference by the conversion price applicable to such share (the “Conversion Price”), determined as hereafter provided, in effect on the date the certificate is surrendered for conversion; provided, however, that in no event shall any holder of Series C Convertible Preferred Stock be entitled to convert his, her or its shares of Series C Convertible Preferred Stock in excess of that number of Series C Convertible Preferred Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed nineteen and nine-tenths percent (19.9%) of the outstanding shares of Common Stock following such conversion. For purposes of the foregoing provision, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock with respect to which the determination of such provision is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted shares of Series C Convertible Preferred Stock beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 5(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The initial Conversion Price per share for shares of Series C Convertible Preferred Stock shall be $9.00; provided, however, that the Conversion Price for the Series C Convertible Preferred Stock shall be subject to adjustment as set forth in subsection 5(d).

(b) Automatic Conversion.  Each share of Series C Convertible Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series C Convertible Preferred Stock immediately upon the earlier of (i) October 21, 2002 and (ii) the Corporation’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $9.00 per share (adjusted to reflect subsequent stock dividends, combinations, splits or recapitalization) and with aggregate gross proceeds of not less than $10,000,000 (a “Qualified Public Offering”).

(c) Mechanics of Conversion.  Before any holder of Series C Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series C Convertible Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.  If the conversion is in connection with a Qualified Public Offering, the conversion may, at the option of any holder tendering Series C Convertible Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Series C Convertible Preferred Stock shall not be deemed to have converted such Series C Convertible Preferred Stock until immediately prior to the closing of such sale of securities.

(d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.  The Conversion Price of the Series C Convertible Preferred Stock shall be subject to adjustment from time to time as follows:

(i)

(A) If the Corporation shall issue, after the Purchase Date, any Additional Stock (as defined below) without consideration or for a consideration per share less than the Closing Price on such date, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price equal to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance (assuming the conversion of all then outstanding shares of Series C Convertible Preferred Stock and including shares issued or issuable pursuant to Section 5(d)(ii)(B)) and (x) the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance (assuming the conversion of all then outstanding shares of Series C Convertible Preferred Stock and including shares issued or issuable pursuant to Section 5(d)(ii)(B)) and (z) the number of shares of such Additional Stock.

(B) No adjustment of the Conversion Price for the Series C Convertible Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 5(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

(D) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(E) In the case of the issuance (whether before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 5(d)(i) and subsection 5(d)(ii):

(1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (to the extent then exercisable) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)), if any, received by the Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights for the Common Stock covered thereby.

(2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange (to the extent then convertible or exchangeable) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 5(d)(i)(C) and (d)(i)(D)).

(3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series C Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series C Convertible Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

(5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 5(d)(i)(E)(I) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 5(d)(i)(E)(3) or (4).

(ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 5(d)(i)(E)) by the Corporation after the Purchase Date to Affiliates of the Corporation or directors, officers, employees or agents of such Affiliates, other than shares of Common Stock issuable or issued to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Corporation (provided that the sum of such number of shares of Common Stock issuable or issued pursuant to such stock option plan or restricted stock plan shall in no event represent more than fifteen percent (15%) of the authorized number of shares of Common Stock). “Affiliates” shall mean, with respect to any party, any entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such party.  For purposes of this definition, “control” means the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

(iii) In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series C Convertible Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 5(d)(i)(E).

(iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series C Convertible Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e) Other Distributions.  In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(d)(iii), then, in each such case for the purpose of this subsection 5(e), the holders of the Series C Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series C Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f) Recapitalizations.  If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 5 or Section 3)-provision shall be made so that the holders of the Series C Convertible Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Convertible Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of the Series C Convertible Preferred Stock after the recapitalization to the end that the provisions of this Section 5 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series C Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(g) No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Convertible Preferred Stock against impairment.

(h) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Series C Convertible Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Convertible Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series C Convertible Preferred Stock pursuant to this Section 5, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for such series of Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series C Convertible Preferred Stock.

(i) Notices of Record Date.  In the event of any taking by the corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Convertible Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j) Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Convertible Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation, as amended.

(k) Notices.  Any notice required by the provisions of this Section 5 to be given to the holders of shares of Series C Convertible Preferred Stock shall be deemed given (i) on the date of service if served personally on the party to whom notice is to be given, or (ii) on the date of transmittal of such notice if sent via telecopy to the party to whom notice is to be given and addressed to each holder of record at his address appearing on the books of the Corporation, or (iii) two business days following the date of mailing if such notice is sent by recognized overnight courier or by regular postal service.

6. Voting, Rights.  In any vote by the holders of the Series C Convertible Preferred Stock acting as a class, each holder of Series C Convertible Preferred Stock shall be entitled to one (1) vote for each share of Series C Convertible Preferred Stock.

7. Protective Provisions.  Subject to the rights of any series of Preferred Stock which may from time to time come into existence, so long as any shares of Series C Convertible Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series C Convertible Preferred Stock, voting separately as a class;

(i) increase or decrease the authorized or outstanding number of the shares of Series C Convertible Preferred Stock, respectively, so as to affect adversely the shares; or

(ii) authorize or issue any other equity security, or security convertible into or exercisable for any equity security, having a preference over, or being on a parity with, the Series C Convertible Preferred Stock with respect to voting, dividends, liquidation or redemption, respectively.

8. Status of Converted or Exchanged Stock.  In the event any shares of Series C Convertible Preferred Stock shall be exchanged pursuant to Section 4 or converted pursuant to Section 5 hereof, the shares so exchanged or converted shall be cancelled and shall not be reissuable by the Corporation. The Certificate of Incorporation, as amended, of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

E. Series A Junior Participating Preferred Stock.

1. Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Junior Preferred Stock”), and the number of shares constituting such series shall be 5,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Junior Preferred Stock.

2. Dividends and Distributions.

(a) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock, of the Corporation, and of any other junior stock, but subject to the rights of holders of any senior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, cash dividends in an amount per share (rounded to the nearest cent) equal to 1,000 times the aggregate per share amount of all cash dividends declared or paid on the Common Stock of the Corporation.  In the event the Corporation shall, at any time after the issuance of any share or fraction of a share of Junior Preferred Stock, make any distribution on the shares of Common Stock of the Corporation, whether by way of a dividend or a reclassification of stock, a recapitalization, reorganization or partial liquidation of the Corporation or otherwise, which is payable in cash or any debt security, debt instrument, real or personal property or any other property (other than cash dividends subject to the immediately preceding sentence, a distribution of shares of Common Stock or other capital stock of the Corporation or a distribution of rights or warrants to acquire any such share, including any debt security convertible into or exchangeable for any such share, at a price less than the Fair Market Value (as defined in subsection 7(d)) of such share), then and in each such event the Corporation shall simultaneously pay on each then outstanding share of Junior Preferred Stock of the Corporation a distribution, in like kind, of 1,000 times such distribution paid on a share of Common Stock (subject to the provisions for adjustment hereinafter set forth).  The dividends and distributions on the Junior Preferred Stock to which holders thereof are entitled pursuant to the first sentence of this subsection 2(a) and pursuant to the second sentence of this subsection 2(a) are hereinafter referred to as “Participating Dividends” and the multiple of such cash and non-cash dividends on the Common Stock applicable to the determination of the Participating Dividends, which shall be 1,000 initially but shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple”.  In the event the Corporation shall at any time after July 2, 2007 declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of Participating Dividends which holders of shares of Junior Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare each Participating Dividend at the same time it declares any cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid.  No cash or non-cash dividend or distribution on the Common Stock in respect of which a Participating Dividend is required to be paid shall be paid or set aside for payment on the Common Stock unless a Participating Dividend in respect of such dividend or distribution on the Common Stock shall be simultaneously paid, or set aside for payment, on the Junior Preferred Stock.

3. Voting Rights.  The holders of shares of Junior Preferred Stock shall have the following voting rights:

(a) Subject to the provisions for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the shareholders of the Corporation (including, without limitation, the election of directors).  The number of votes which a holder of a share of Junior Preferred Stock is entitled to cast, as the same may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple”.  In the event the Corporation shall at any time after July 2, 2007 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock), then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Junior Preferred Stock shall be entitled after such event shall be the Vote Multiple immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided in this Certificate of Incorporation or the Bylaws of the Corporation, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and the holders of any other capital stock of the Corporation having general voting rights shall vote together as a single voting group on all matters submitted to a vote of shareholders of the Corporation.

(c) (i) Unless otherwise provided in this Certificate of Incorporation, in the event that any cash dividend on the Preferred Stock (collectively, the “Preferred Cash Dividends”) has accrued for six or more quarterly dividend periods, whether consecutive or not, and shall not have been declared and paid (or a sum sufficient for the payment thereof has been irrevocably set aside in trust for the holders of all of such shares) in full, the Board of Directors of the Corporation shall promptly take all necessary actions to increase the authorized number of directors of the Corporation by one (1) and the holders of the shares of the Junior Preferred Stock then outstanding shall be entitled (by series, voting as a single class) to elect one (1) person director to the Board of Directors of the Corporation (such right to elect one (1) director being hereinafter sometimes referred to as the “special voting rights”), each outstanding share having such right being entitled for such purpose to one vote; provided, however, that at such time as the arrearage in payment of dividends which gave rise to the exercise of the special voting rights has been cured with regard to the Junior Preferred Stock by waiver or payment of all accrued dividends, the right of the holders of such shares so to vote as provided in this subsection 3(c) shall cease (subject to renewal from time to time upon the same terms and conditions) and the term of office of the person who is at that time a director elected by such holders shall terminate and the number of directors of the Corporation shall be automatically reduced by one (1).

(ii) At any time after the special voting rights shall have become vested in the holders of the shares of the Junior Preferred Stock as provided in subsection 3(c)(i), the Secretary of the Corporation, as promptly as possible but in any event within twenty (20) days after receipt of the written request of the holders of 10% of the shares of the Junior Preferred Stock then outstanding, addressed to the Corporation at its principal office, shall call a special meeting of the holders of the shares of the Junior Preferred Stock for the purpose of electing such additional director, such meeting to be held at any place as provided by the Bylaws of the Corporation for meetings of the Corporation’s stockholders, and upon not less than ten (10) nor more than twenty (20) days notice.  If such meeting shall not be so called within twenty (20) days after receipt of the request by the Secretary of the Corporation, then the holders of 10% of the shares of the Junior Preferred Stock then outstanding may, by written notice to the Secretary of the Corporation, designate any person to call such meeting, and the person so designated may call such meeting, at any such place as provided above and upon not less than ten (10) nor more than twenty (20) days notice and for that purpose shall have access to the stockholder record books of the Corporation.  No such special meeting of the holders of the shares of the Junior Preferred Stock and no adjournment thereof shall be held on a date later than thirty (30) days before the annual meeting of stockholders of the Corporation.  At any meeting so called or at any annual meeting held at any time when the special voting rights are in effect, the holders of a majority of the shares of the Junior Preferred Stock then outstanding, present in person or by proxy, shall be sufficient to constitute a quorum for the election of such additional director, and such additional director, together with any and all other directors who are then members of the Board of Directors, shall constitute the duly elected directors of the Corporation.

(iii) With respect to a vacancy arising in the directorship referred to in subsection 3(c)(i) at any time when the special voting rights are in effect pursuant to subsection 3(c)(i), upon the written request of the holders of 10% of the shares of the Junior Preferred Stock then outstanding, addressed to the Corporation at its principal office, the Secretary of the Corporation shall give notice of a special meeting of holders of the shares of the Junior Preferred Stock of the election of a director to fill such vacancy caused by the death, resignation or other inability to serve as a director elected by such holders, to be held not less than ten (10) nor more than twenty (20) days following receipt by the Secretary of the Corporation of such written request.  So long as special voting rights are in effect pursuant to subsection 3(c)(i), any director who shall have been so elected by the holders of the Junior Preferred Stock may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares at the time entitled to cast a majority of the votes entitled to be cast for the election of such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders.

(d) Except as otherwise provided in this Certificate of Incorporation or the Bylaws of the Corporation, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action.

(e) Holders of Junior Preferred Stock shall be entitled to such notice of each meeting of stockholders as is furnished to the holders of Common Stock with respect to such meeting.

4. Certain Restrictions.

(a) Whenever Participating Dividends are in arrears or the Corporation shall be in default of payment thereof, thereafter and until all accrued and unpaid Participating Dividends, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid (or a sum sufficient for payment thereof has been irrevocably set aside in trust for the holders of all of such shares) in full, and in addition to any and all other rights which any holder of shares of Junior Preferred Stock may have in such circumstances, the Corporation shall not

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, unless dividends are paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled if the full dividends accrued thereon were to be paid;

(iii) except as permitted by subsection 4(a)(iv), redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends and upon liquidation, dissolution or winding up) to the Junior Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity with the Junior Preferred Stock (either as to dividends or upon liquidation, dissolution or winding up), except in accordance with the terms of this Certificate of Incorporation and with a purchase offer made to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any Subsidiary (as hereinafter defined) of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection 4(a), purchase or otherwise acquire such shares at such time and in such manner.  A “Subsidiary” of the Corporation shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the Board of Directors or other persons performing similar functions are beneficially owned, directly or indirectly, by the Corporation or by any corporation or other entity that is otherwise controlled by the Corporation.

(c) The Corporation shall not issue any shares of Junior Preferred Stock except upon exercise of Rights (the “Rights”) issued pursuant to that certain Rights Agreement dated as of June 22, 2007 between the Corporation and American Stock Transfer & Trust Company, as rights agent, a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary.  Notwithstanding the foregoing sentence, nothing contained in the provisions hereof shall prohibit or restrict the Corporation from issuing for any purpose any series of Preferred Stock with rights and privileges similar to, different from, or greater than, those of the Junior Preferred Stock.

5. Reacquired Shares.  Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares upon their retirement and cancellation shall become authorized but unissued shares of Preferred Stock, without designation as to series, and such shares may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors.

6. Liquidation, Dissolution or Winding Up.  Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received, subject to adjustment as hereinafter provided, (i) $3.70 per one one-thousandth share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) if greater than the amount specified in clause (a)(i) of this sentence, an amount equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as hereinafter provided, and (b) to the holders of stock ranking on a parity upon liquidation, dissolution or winding up with the Junior Preferred Stock, unless simultaneously therewith distributions are made ratably on the Junior Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Junior Preferred Stock are entitled under clause (a)(i) of this sentence and to which the holders of such parity shares are entitled, in each case upon such liquidation, dissolution or winding up. The amount to which holders of Junior Preferred Stock may be entitled upon liquidation, dissolution or winding up of the Corporation pursuant to clause (a) of the foregoing sentence is hereinafter referred to as the “Participating Liquidation Amount” and the multiple of the amount to be distributed to holders of shares of Common Stock upon the liquidation, dissolution or winding up of the Corporation applicable pursuant to said clause to the determination of the Participating Liquidation Amount, as said multiple may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Liquidation Multiple”.  In the event the Corporation shall at any time after July 2, 2007 declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or split or a combination, consolidation or reverse split of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the Liquidation Multiple thereafter applicable to the determination of the Participating Liquidation Amount to which holders of Junior Preferred Stock shall be entitled after such event shall be the Liquidation Multiple applicable immediately prior to such event multiplied by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

7. Certain Reclassifications and Other Events.

(a) In the event that holders of shares of Common Stock of the Corporation receive after July 2, 2007 in respect of their shares of Common Stock any share of capital stock of the Corporation (other than any share of Common Stock of the Corporation), whether by way of reclassification, recapitalization, reorganization, dividend or other distribution or otherwise (a “Common Stock Transaction”), then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Junior Preferred Stock shall be adjusted so that after such event the holders of Junior Preferred Stock shall be entitled, in respect of each share of Junior Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such adjustment, to (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such Common Stock Transaction multiplied by the additional dividends which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Common Stock Transaction of such capital stock, (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such Common Stock Transaction multiplied by the additional voting rights which the holder of a share of Common Stock shall be entitled to receive by virtue of the receipt in the Common Stock Transaction of such capital stock and (iii) such additional distributions upon liquidation, dissolution or winding up of the Corporation as equal the Liquidation Multiple in effect immediately prior to such Common Stock Transaction multiplied by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation by virtue of the receipt in the Common Stock Transaction of such capital stock, as the case may be, all as provided by the terms of such capital stock.

(b) In the event that holders of shares of Common Stock of the Corporation receive after July 2, 2007 in respect of their shares of Common Stock any right or warrant to purchase Common Stock (including as such a right, for all purposes of this subsection, any security convertible into or exchangeable for Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon the liquidation, dissolution or winding up of the Corporation of the shares of Junior Preferred Stock shall each be adjusted so that after such event the Dividend Multiple, the Vote Multiple and the Liquidation Multiple shall each be the product of the Dividend Multiple, the Vote Multiple and the Liquidation Multiple, as the case may be, in effect immediately prior to such event multiplied by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock which could be acquired upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock which could be purchased, at the Fair Market Value of the Common Stock at the time of such issuance, by the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

(c) In the event that holders of shares of Common Stock of the Corporation receive after July 2, 2007 in respect of their shares of Common Stock any right or warrant to purchase capital stock of the Corporation (other than shares of Common Stock), including as such a right, for all purposes of this subsection, any security convertible into or exchangeable for capital stock of the Corporation (other than Common Stock), at a purchase price per share less than the Fair Market Value of such shares of capital stock on the date of issuance of such right or warrant, then and in each such event the dividend rights, voting rights and rights upon liquidation, dissolution or winding up of the Corporation of the shares of Junior Preferred Stock shall each be adjusted so that after such event each holder of a share of Junior Preferred Stock shall be entitled, in respect of each share of Junior Preferred Stock held, in addition to such rights in respect thereof to which such holder was entitled immediately prior to such event, to receive (i) such additional dividends as equal the Dividend Multiple in effect immediately prior to such event multiplied, first, by the additional dividends to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction (as hereinafter defined) and (ii) such additional voting rights as equal the Vote Multiple in effect immediately prior to such event multiplied, first, by the additional voting rights to which the holder of a share of Common Stock shall be entitled upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction and (iii) such additional distributions upon liquidation, dissolution or winding up of the Corporation as equal the Liquidation Multiple in effect immediately prior to such event multiplied, first, by the additional amount which the holder of a share of Common Stock shall be entitled to receive upon liquidation, dissolution or winding up of the Corporation upon exercise of such right or warrant by virtue of the capital stock which could be acquired upon such exercise and multiplied again by the Discount Fraction.  For purposes of this subsection, the “Discount Fraction” shall be a fraction the numerator of which shall be the difference between the Fair Market Value of a share of the capital stock subject to a right or warrant distributed to holders of shares of Common Stock of the Corporation as contemplated by this subsection immediately after the distribution thereof and the purchase price per share for such share of capital stock pursuant to such right or warrant and the denominator of which shall be the Fair Market Value of a share of such capital stock immediately after the distribution of such right or warrant.

(d) For purposes of this Section E of Article IV, the “Fair Market Value” of a share of capital stock of the Corporation (including a share of Common Stock) on any date shall be deemed to be the average of the daily closing price per share thereof over the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that, in the event that such Fair Market Value of any such share of capital stock is determined during a period which includes any date that is within 30 Trading Days after (i) the ex-dividend date for a dividend or distribution on stock payable in shares of such stock or securities convertible into shares of such stock, or (ii) the effective date of any subdivision, split, combination, consolidation, reverse stock split or reclassification of such stock, then, and in each such case, the Fair Market Value shall be appropriately adjusted by the Board of Directors of the Corporation to take into account ex-dividend or post-effective date trading.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way (in either case, as reported in the applicable transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange), or, if the shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the applicable transaction reporting system with respect to securities listed on the principal national, securities exchange on which the shares are listed or admitted to trading or, if the shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System’s National Market System (“NASDAQ/NMS”) or such other system then in use, or if on any such date the shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares selected by the Board of Directors of the Corporation.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares are listed or admitted to trading is open for the transaction of business or, if the shares are not listed or admitted to trading on any national securities exchange, on which the NASDAQ/NMS or such national securities exchange as may be selected by the Board of Directors of the Corporation is open.  If the shares are not publicly held or not so listed or traded on any day within the period of 30 Trading Days applicable to the determination of Fair Market Value thereof as aforesaid, “Fair Market Value” shall mean the fair market value thereof per share as determined in good faith by the Board of Directors of the Corporation.  In either case referred to in the foregoing sentence, the determination of Fair Market Value shall be described in a statement filed with the Secretary of the Corporation.

8. Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each outstanding share of Junior Preferred Stock shall at the same time be similarly exchanged for or changed into the aggregate amount of stock, securities, cash and/or other property (payable in like kind), as the case may be, for which or into which each share of Common Stock is changed or exchanged multiplied by the highest of the Vote Multiple, the Dividend Multiple or the Liquidation Multiple in effect immediately prior to such event.

9. Effective Time of Adjustments.

(a) Adjustments to the Junior Preferred Stock required by the provisions hereof shall be effective as of the time at which the event requiring such adjustments occurs.

(b) The Corporation shall give prompt written notice to each holder of a share of Junior Preferred Stock of the effect of any adjustment to the voting rights, dividend rights or rights upon liquidation, dissolution or winding up of the Corporation of such shares required by the provisions hereof.  Notwithstanding the foregoing sentence, the failure of the Corporation to give such notice shall not affect the validity of or the force or effect of or the requirement for such adjustment.

10. No Redemption.  The shares of Junior Preferred Stock shall not be redeemable at the option of the Corporation or any holder thereof.  Notwithstanding the foregoing sentence of this Section 10, the Corporation may acquire shares of Junior Preferred Stock in any other manner permitted by law and the Certificate of Incorporation.

11. Ranking.  Unless otherwise provided in this Certificate of Incorporation, the Junior Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the Common Stock.

12. Amendment.  This Certificate of Incorporation shall not be amended in any manner which would adversely affect the rights, preferences or limitations of the Junior Preferred Stock without, in addition to any other vote of shareholders required by law, the approval of (a) the holders of the then outstanding Rights (as defined in subsection 4(c)) and (b) the holders of the then outstanding shares of the Junior Preferred Stock, with the holders of the Rights and the holders of the Junior Preferred Stock voting together as a single voting group; provided, however, that the holder of each share of Junior Preferred Stock shall have one vote and the holder of each Right shall have one one-thousandth of a vote with respect to each such amendment.

ARTICLE V

The Corporation is to have perpetual existence.

In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1. Election of directors need not be by written ballot.

2. The Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VI

The number of directors of the Corporation shall be fixed from time to time by the bylaws of the Corporation or amendment thereof duly adopted by the Board of Directors or by the stockholders.

ARTICLE VII

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE VIII

The Corporation reserves the right to amend, alter, change, or repeal any provisions herein contained, in the manner now or hereafter prescribed by statute, and all rights, powers, privileges, and discretionary authority granted or conferred herein upon stockholders are granted subject to this reservation.

ARTICLE IX

A Director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of his fiduciary duty as a Director; provided, however, this Article shall not eliminate or limit the liability of a Director (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the unlawful payment of dividends or unlawful stock repurchases under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the Director derived an improper personal benefit. If the General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE X

The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom.

Indemnification may include payment by the Corporation of expenses in defending an action or proceeding in advance of the final disposition of such action or proceeding upon receipt of an undertaking by the person indemnified to repay such payment if it is ultimately determined that such person is not entitled to indemnification under this Article, which undertaking may be accepted without reference to the financial ability of such person to make such repayment.

The Corporation shall not indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person unless the initiation thereof was approved by the Board of Directors of the Corporation.

The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of such persons. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

ARTICLE XI

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

*           *           *

THIRD:  The foregoing restatement has been duly adopted by the Board of Directors and the Corporation’s stockholders in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been signed by the President and Chief Executive Officer of the Corporation this _____ day of _____, _________.

SOLIGENIX, INC.

By:
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer

ANNEX B

THIRD AMENDMENT
TO
2005 EQUITY INCENTIVE PLAN

1.           Amendment

1.1           This Third Amendment (this “Third Amendment”) to the 2005 Equity Incentive Plan (the “Plan”) of Soligenix, Inc., a Delaware corporation (the “Company”), is intended to increase the maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), available for issuance under the Plan by 1,250,000 shares, bringing the total shares reserved for issuance under the Plan to 3,000,000 shares.

1.2           Capitalized terms used and not otherwise defined herein will have the meanings ascribed to them in the Plan.

2.           Shares Subject to the Plan

2.1           Section 2.1(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a)           The shares of stock subject to options, awards of restricted stock, performance awards, awards of deferred stock or unrestricted stock shall be the Company’s common stock, $.001 par value. The aggregate number of such shares that may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed 3,000,000, subject to adjustment as provided in Section 9.3. The shares of common stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.”

3.           Except as amended by this Third Amendment, the Plan remains in full force and effect.

IN WITNESS WHEREOF, this Third Amendment to the 2005 Equity Incentive Plan has been executed on behalf of the Company effective as of _____________.

SOLIGENIX, INC.

Christopher J. Schaber, Ph.D.
Chief Executive Officer

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
SOLIGENIX, INC.
29 Emmons Drive, Suite C-10, Princeton, New Jersey 08540

ANNUAL MEETING OF STOCKHOLDERS – JUNE 21, 2012

The undersigned hereby appoints Christopher J. Schaber, Ph.D., the Chief Executive Officer and President of Soligenix, Inc., and Joseph Warusz, the Acting Chief Financial Officer of Soligenix, Inc., or either of them, each with the power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all of the shares of Common Stock of Soligenix, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at _________________, on Thursday, June 21, 2012, at _______, Eastern Daylight Time,  or any adjournment or postponement thereof.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER AND IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD FOR THE BOARD OF DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.

The Board of Directors recommends you vote (1) “FOR ALL NOMINEES” for the election of directors; (2) “FOR” the approval of the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our common stock from 20,000,000 to 50,000,000; (3) “FOR” the approval of the amendment to our 2005 Equity Incentive Plan to increase the maximum number of shares of Common Stock available for issuance under the plan by 1,250,000 shares, bringing the total shares reserved for issuance under the plan to 3,000,000 shares; and (4) “FOR” the ratification of EisnerAmper LLP as our independent auditors for the fiscal year ending December 31, 2012.

CONTINUED AND TO BE SIGNED ON REVERSE

ANNUAL MEETING OF STOCKHOLDERS OF

SOLIGENIX, INC.

June 21, 2012

Proxy Voting Instructions

MAIL—If you have received a proxy card, please date, sign and mail your proxy card in the envelope provided as soon as possible.
-or-
TELEPHONE—Call toll-free 1-800-690-6903 from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.
-or-
INTERNET—Access www.proxyvote.com and follow the on-screen instructions.  Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-690-6903 or www.proxyvote.com up until 11:59 P.M. Eastern Daylight Time the day before the cut-off or meeting date.

Company Number:

Account Number:

/Please detach along perforated line and mail in the envelope provided if you are not voting via telephone or the Internet/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” FOR THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE /X/

1. To elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified:

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT (See instruction below)

☐ Christopher J. Schaber, Ph.D.
☐ Keith L. Brownlie, C.P.A.
☐ Gregg A. Lapointe, C.P.A.
☐ Robert J. Rubin, M.D.
☐ Jerome Zeldis, M.D., Ph.D.

*(INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: /x/)

2.  To consider and approve the Second Amended and Restated Certificate of Incorporation, which increases the number of authorized shares of our common stock from 20,000,000 to 50,000,000:

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.  To approve an amendment to our 2005 Equity Incentive Plan to increase the maximum number of shares of common stock available for issuance under the plan by 1,250,000 shares, bringing the total shares reserved for issuance under the plan to 3,000,000 shares:

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.  To ratify the appointment of EisnerAmper LLP as the independent auditors for fiscal year ending December 31, 2012:

FOR	AGAINST ☐	ABSTAIN ☐

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the proxies on such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.  IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

IMPORTANT – PLEASE SIGN AND RETURN PROMPTLY

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.   ?

Signature:

Date:

Signature:

Date:

Note:  Please sign exactly as name appears on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.